UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6485

Seligman Global Fund Series, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices)
(Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 10/31

Date of reporting period: 4/30/07

ITEM 1. REPORTS TO SHAREHOLDERS.

Seligman Global Fund Series, Inc.

Emerging Markets Fund Global Growth Fund Global Smaller Companies Fund Global Technology Fund International Growth Fund

Mid-Year Report April 30, 2007 Investing Around the World for Capital Appreciation J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Performance Summary	2

Benchmarks	3

Performance and
Portfolio Overview	4

Understanding and Comparing
Your Series’ Expenses	16

Portfolios of Investments	18

Statements of Assets
and Liabilities	29

Statements of Operations	30

Statements of Changes
in Net Assets	31

Notes to Financial
Statements	33

Financial Highlights	45

Matters Relating to the Directors’
Consideration of the Continuance
of the Management Agreement
and Subadvisory Agreement	60

Board of Directors and
Executive Officers	64

Additional Fund Information	65

To The Shareholders

Your mid-year shareholder report for Seligman Global Fund Series, Inc. follows this letter. The report contains each Fund’s investment results, portfolio of investments on April 30, 2007, and financial statements. For the six months ended April 30, 2007, based on the net asset value of Class A shares (excluding sales charges), Seligman Emerging Markets Fund delivered a total return of 17.9%, Seligman Global Growth Fund delivered a total return of 9.0%, Seligman Global Smaller Companies Fund delivered a total return of 13.0%, Seligman Global Technology Fund delivered a total return of 11.0%, and Seligman International Growth Fund delivered a total return of 13.6%.

Thank you for your continued support of Seligman Global Fund Series. We look forward to providing you with the investment experience, insight, and solutions you need to seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

June 19, 2007

Manager	Subadviser	Important Telephone Numbers
J. & W. Seligman & Co.	Subadviser to Seligman Emerging	(800) 221-2450	Shareholder Services
Incorporated	Markets Fund, Seligman Global	(800) 445-1777	Retirement Plan Services
100 Park Avenue	Growth Fund, Seligman Global	(212) 682-7600	Outside the United States
New York, NY 10017	Smaller Companies Fund, and	(800) 622-4597	24-Hour Automated
	Seligman International Growth Fund:		Telephone Access Service
General Distributor
Seligman Advisors, Inc.	Wellington Management Company, LLP
100 Park Avenue	75 State Street
New York, NY 10017	Boston, MA 02109

Shareholder Service Agent	General Counsel
Seligman Data Corp.	Sullivan & Cromwell LLP
100 Park Avenue
New York, NY 10017

Mail Inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

Performance Summary

Seligman Emerging Markets Fund

For the six months ended April 30, 2007, Seligman Emerging Markets Fund posted a total return of 17.9%, based on the net asset value of Class A shares (excluding sales charges). During the same time period, the Lipper Emerging Markets Funds Average returned 19.6% and the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index returned 20.3%.

Seligman Global Growth Fund

For the six months ended April 30, 2007, Seligman Global Growth Fund posted a total return of 9.0%, based on the net asset value of Class A shares (excluding sales charges). During the same time period, the Fund’s peers, as measured by the Lipper Global Funds Average and the Lipper Global Large-Cap Growth Funds Average returned 12.0% and 11.5%, respectively. The MSCI World Index and the MSCI World Growth Index returned 12.1% and 11.7%, respectively, for the same period.

Seligman Global Smaller Companies Fund

For the six months ended April 30, 2007, Seligman Global Smaller Companies Fund posted a total return of 13.0%, based on the net asset value of Class A shares (excluding sales charges). During the same time period, the Lipper Global Small-Cap Funds Average returned 15.8%, the Lipper Global Small/Mid-Cap Core Funds Average returned 14.7%, and the S&P/Citigroup Broad Market Less Than US $2 Billion Index returned 14.5%.

Seligman Global Technology Fund

For the six months ended April 30, 2007, Seligman Global Technology Fund posted a total return of 11.0%, based on the net asset value of Class A shares (excluding sales charges). During the same time period, the Lipper Science & Technology Funds Average returned 8.1%, the Lipper Global Funds Average returned 12.0%, the MSCI World Index returned 12.1%, and the MSCI World Information Technology Index returned 7.9%.

Seligman International Growth Fund

For the six months ended April 30, 2007, Seligman International Growth Fund posted a total return of 13.6%, based on the net asset value of Class A shares (excluding sales charges). During the same time period, the Lipper International Funds Average returned 14.6%, the Lipper International Multi-Cap Growth Funds Average returned 14.9%, the MSCI Europe, Australasia, Far East Index returned 15.7%, and the MSCI Europe, Australasia, Far East Growth Index returned 16.0%.

Benchmarks

Averages

Lipper Emerging Markets Funds Average — This average comprises mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

Lipper Global Funds Average — This average comprises mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well.

Lipper Global Large-Cap Growth Funds Average — This average comprises mutual funds which invest at least 75% of their portfolios in equity securities both inside and outside of the US with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index (BMI). Large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI.

Lipper Global Small-Cap Funds Average — This average comprises mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US $1 billion at the time of purchase.

Lipper Global Small/Mid-Cap Core Funds Average — This average comprises mutual funds which invest at least 75% of their portfolios in equity securities both inside and outside of the US with market capitalizations (on a three-year weighted basis) less than the 500th-largest company in the S&P/Citigroup World BMI. Small/mid-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI.

Lipper International Funds Average — This average comprises mutual funds which invest their assets in equity securities whose primary trading markets are outside the US.

Lipper International Multi-Cap Growth Funds Average — This average comprises mutual funds which invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. BMI. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Averages (continued)

Lipper Science & Technology Funds Average — This average comprises mutual funds which invest primarily in science and technology stocks.

Indices

Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) — This is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index (“MSCI EAFE Growth Index”) — This is a free float-adjusted market capitalization-weighted index that measures stock market performance of the developed markets in Europe, Australasia, and the Far East with a greater-than-average growth orientation.

Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) — This is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Morgan Stanley Capital International World Growth Index (“MSCI World Growth Index”) — This is a free float-adjusted market capitalization-weighted equity index representing “growth” (high price to book value) securities in the world’s developed stock markets.

Morgan Stanley Capital International World Index (“MSCI World Index”) — This is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Morgan Stanley Capital International World IT Index (“MSCI World IT Index”) — This is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity markets.

S&P/Citigroup BMI Less Than US $2 Billion Index — This index represents the entire universe of institutionally investable securities with a total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion.

Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Standard & Poor’s.

The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages excludes the effect of sales charges and taxes, and the performance of the indices excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an unmanaged average or index.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each Fund of Seligman Global Fund Series and to provide a summary of each Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not indicate or guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of each of the Funds as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to waive its management fee and/or to reimburse expenses to the extent a Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of average daily net assets of Seligman Emerging Markets Fund, Seligman Global Growth Fund, and Seligman International Growth Fund. These undertakings will remain in effect at least until February 29, 2008. Other fee waiver/expense reimbursement arrangements were in effect prior to these current arrangements. In addition, returns for the periods that include the year ended October 31, 2004 include the effect of payments from the Manager to Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman Global Technology Fund. Absent such reimbursements and payments, returns would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year returns for Class B shares reflect automatic conversion to Class A shares approximately 8 years after their date of purchase. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares have no sales charges, and returns are calculated accordingly.

Prior to March 31, 2000, Seligman employed subadvisors that were responsible for providing all or a portion of the portfolio management services with respect to the investments of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Technology Fund, and Seligman International Growth Fund, and prior to January 1, 2003 with respect to the investments of Seligman Global Smaller Companies Fund. For the periods following, until September 15, 2003, the assets of these Funds were managed exclusively by J. & W. Seligman & Co. Incorporated. Since September 15, 2003, Wellington Management Company, LLP has acted as subadvisor to provide portfolio management services for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman International Growth Fund. See Note 3 of the Financial Statements on page 34 of this report for more information.

See footnotes on page 15.

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Investment Results

Total Returns
For Periods Ended April 30, 2007
		Average Annual
					Class C	Class I	Class R
	Six	One	Five	Ten	Since Inception	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
With Sales Charge	12.30%	11.12%	21.69%	6.64%	n/a	n/a	n/a
Without Sales Charge	17.90	16.70	22.86	7.16	n/a	n/a	n/a
Class B
With CDSC†	12.49	10.79	21.72	n/a	n/a	n/a	n/a
Without CDSC	17.49	15.79	21.90	6.51 ‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	15.23	13.57	21.70	n/a	11.51%	n/a	n/a
Without Sales Charge and CDSC	17.42	15.73	21.96	n/a	11.64	n/a	n/a
Class D
With 1% CDSC	16.51	14.81	n/a	n/a	n/a	n/a	n/a
Without CDSC	17.51	15.81	21.98	6.38	n/a	n/a	n/a
Class I	18.22	17.33	24.01	n/a	n/a	27.41%	n/a
Class R
With 1% CDSC	16.80	15.50	n/a	n/a	n/a	n/a	n/a
Without CDSC	17.80	16.50	n/a	n/a	n/a	n/a	36.46%
Benchmarks**
MSCI EM Index	20.27	18.21	25.80	9.24	15.69 #	28.05	38.36
Lipper Emerging Markets
Funds Average	19.59	17.79	25.28	10.42	16.74	27.61	37.23

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
4/30/07	$13.30	$12.03	$12.07	$12.08	$14.08	$13.24
10/31/06	12.62	11.58	11.62	11.62	13.25	12.58
4/30/06	12.75	11.75	11.79	11.79	13.35	12.72

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Emerging markets funds’ net asset values may fluctuate more than other equity funds or other global equity funds. Emerging markets countries may have relatively unstable governments, less diversified economies, and securities markets that trade a smaller number of securities, some physically.

See footnotes on page 15.

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Country Allocation
April 30, 2007
		MSCI EM
	Fund	Index
North America (Developed)	0.9%	—
United States	0.9	—
Europe (Economic and Monetary
Union (EMU))	—	0.4%
Luxembourg	—	0.4
Asia (Developed)	0.9	—
Singapore	0.9	—
Asia (Emerging)	47.1	51.6
China	10.9	11.3
India	11.0	6.5
Indonesia	1.8	1.6
Malaysia	3.2	3.1
Pakistan	—	0.2
Philippines	—	0.5
South Korea	12.8	15.4
Taiwan	6.6	11.6
Thailand	0.8	1.4
Latin America (Emerging)	26.0	19.9
Argentina	0.9	0.3
Brazil	15.5	10.9
Chile	0.9	1.7
Colombia	—	0.3
Mexico	7.7	6.1
Peru	1.0	0.6
Europe, Middle East and
Africa (Emerging)	24.3	28.1
Czech Republic	2.0	0.7
Egypt	4.0	0.8
Hungary	—	1.1
Israel	1.2	2.5
Jordan	—	0.2
Morocco	—	0.4
Poland	—	1.9
Russia	9.3	10.1
South Africa	4.4	8.8
Turkey	3.4	1.6
Other Assets Less Liabilities	0.8	—
Total	100.0%	100.0%

Largest Industries
April 30, 2007

Largest Portfolio Holdingsø
April 30, 2007
		Percent of
Security	Value	Net Assets
Bharti Airtel (India)	$4,423,084	4.0
Companhia Vale do Rio Doce “CVRD”
(ADR) (Brazil)	3,726,292	3.3
Samsung Electronics (South Korea)	3,590,795	3.2
America Movil (Class L) (ADR) (Mexico)	3,577,293	3.2
OAO Gazprom (ADR) (Russia)	3,516,567	3.2
Orascom Telecom Holding (Egypt)	3,013,389	2.7
Shinhan Financial Group (South Korea)	2,537,530	2.3
Petroleo Brasileiro “Petrobras” (ADR)
(Brazil)	2,490,258	2.2
Sasol (South Africa)	2,152,426	1.9
Evraz Group (Russia)	2,119,371	1.9

Largest Portfolio Changesøø
During Past Six Months
Largest Purchases
Common Stocks
Samsung Electronics (South Korea)
Haci Omer Sabanci Holding* (Turkey)
Maxis Communications* (Malaysia)
Orascom Construction Industries* (Egypt)
Usinas Siderurgicas de Minas Gerais “Usiminas”* (Brazil)
Cathay Financial Holding* (Taiwan)
Bharat Heavy Electricals* (India)
AMMB Holdings* (Malaysia)
Steel Authority of India* (India)
Preferred Stock
Net Servicos de Comunicacoa* (Brazil)
Largest Sales
Common Stocks
Tim Participacoes (ADR)** (Brazil)
Anglo American** (South Africa)
Teva Pharmaceutical Industries (ADR)** (Israel)
Hindalco Industries** (India)
Kia Motors** (South Korea)
Copa Holdings (Class A)** (Panama)
PetroChina (ADR)** (China)
Banco Itau Holding Financeira (ADR) (Brazil)
Group Financiero Banorte (Class O)** (Mexico)
Asustek Computer** (Taiwan)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

 * Position added during the period.
** Position eliminated during the period.
See additional footnotes on page 15.

Performance and Portfolio Overview
Seligman Global Growth Fund

Investment Results

Total Returns
For Periods Ended April 30, 2007
		Average Annual
					Class C	Class I	Class R
	Six	One	Five	Ten	Since Inception	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
With Sales Charge	3.77%	1.96%	6.23%	4.06%	n/a	n/a	n/a
Without Sales Charge	8.96	7.09	7.27	4.56	n/a	n/a	n/a
Class B
With CDSC†	3.57	1.39	6.18	n/a	n/a	n/a	n/a
Without CDSC	8.57	6.39	6.49	3.95 ‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	6.47	4.34	6.27	n/a	0.63%	n/a	n/a
Without Sales Charge and CDSC	8.56	6.38	6.48	n/a	0.76	n/a	n/a
Class D
With 1% CDSC	7.57	5.26	n/a	n/a	n/a	n/a	n/a
Without CDSC	8.57	6.26	6.45	3.80	n/a	n/a	n/a
Class I	9.26	7.80	7.96	n/a	n/a	4.90%	n/a
Class R
With 1% CDSC	7.91	5.90	n/a	n/a	n/a	n/a	n/a
Without CDSC	8.91	6.90	n/a	n/a	n/a	n/a	14.78%
Benchmarks**
MSCI World Index	12.13	17.55	12.70	8.44	5.68 #	11.19	20.63
MSCI World Growth Index	11.71	14.24	10.45	6.40	2.97 #	8.73	17.19
Lipper Global Funds Average	11.97	15.05	11.74	8.49	7.02	10.90	20.12
Lipper Global Large-Cap Growth
Funds Average	11.48	12.82	10.38	7.97	5.96	8.74	18.86

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
4/30/07	$9.36	$8.49	$8.50	$8.49	$9.68	$9.29
10/31/06	8.59	7.82	7.83	7.82	8.86	8.53
4/30/06	8.74	7.98	7.99	7.99	8.98	8.69

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

See footnotes on page 15.

Performance and Portfolio Overview
Seligman Global Growth Fund

Country Allocation
April 30, 2007
		MSCI World
	Fund	Index
North America (Developed)	51.6%	51.0%
Canada	3.8	3.6
United States	47.8	47.4
Europe (Total)	32.4	34.0
Europe (EMU)	18.1	17.2
Austria	1.3	0.3
Belgium	—	0.6
Finland	—	0.8
France	4.7	4.9
Germany	4.6	3.9
Greece	0.8	0.3
Ireland	2.5	0.4
Italy	—	1.9
Luxembourg	0.3	—
Netherlands	2.9	2.0
Portugal	—	0.2
Spain	1.0	1.9
Europe (Other)	14.3	16.8
Denmark	—	0.4
Norway	—	0.5
Russia	0.9	—
Sweden	—	1.3
Switzerland	5.0	3.4
United Kingdom	8.4	11.2
Japan	10.2	10.3
Asia (Developed)	—	4.3
Australia	—	2.9
Hong Kong	—	0.8
New Zealand	—	0.1
Singapore	—	0.5
Asia (Emerging)	3.2	—
China	1.0	—
South Korea	1.2	—
Taiwan	1.0	—
Latin America (Emerging)	2.4	—
Brazil	1.3	—
Mexico	1.1	—
Other	—	0.4
Bermuda	—	0.4
Other Assets Less Liabilities	0.2	—
Total	100.0%	100.0%

Largest Industries
April 30, 2007

Largest Portfolio Holdingsø
April 30, 2007
		Percent of
Security	Value	Net Assets
Tesco (United Kingdom)	$1,250,082	3.1
Schering-Plough (United States)	1,120,069	2.8
Google (Class A) (United States)	989,898	2.5
American Tower (Class A) (United States)	934,800	2.3
Schlumberger (United States)	915,492	2.3
St. Jude Medical (United States)	902,869	2.2
Nintendo (Japan)	839,999	2.1
Las Vegas Sands (United States)	826,343	2.1
Comcast (Class A) (United States)	822,461	2.0
Man Group (United Kingdom)	821,792	2.0

Largest Portfolio Changesøø
During Past Six Months
Largest Purchases
St. Jude Medical* (United States)
Royal Numico* (Netherlands)
Veolia Environnement* (France)
Amvescap* (United Kingdom)
Apple* (United States)
Electronic Arts* (United States)
SoftBank* (Japan)
Xstrata* (Switzerland)
LG Electronics* (South Korea)
EMC* (United States)
Largest Sales
Carephone Warehouse Group** (United Kingdom)
EMI Group** (United Kingdom)
Las Vegas Sands (United States)
Motorola** (United States)
UBS** (Switzerland)
Samsung Electronics** (South Korea)
Standard Chartered** (United Kingdom)
Groupe Danone** (France)
Vallourec** (France)
Sharp** (Japan)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

 * Position added during the period.
** Position eliminated during the period.
See additional footnotes on page 15.

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Investment Results

Total Returns
For Periods Ended April 30, 2007
		Average Annual
					Class C	Class I	Class R
	Six	One	Five	Ten	Since Inception	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
With Sales Charge	7.62%	4.18%	12.08%	5.71%	n/a	n/a	n/a
Without Sales Charge	13.00	9.39	13.18	6.23	n/a	n/a	n/a
Class B
With CDSC†	7.75	3.87	12.04	n/a	n/a	n/a	n/a
Without CDSC	12.60	8.54	12.30	5.58 ‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	10.45	6.59	12.12	n/a	5.98%	n/a	n/a
Without Sales Charge and CDSC	12.54	8.57	12.34	n/a	6.12	n/a	n/a
Class D
With 1% CDSC	11.66	7.65	n/a	n/a	n/a	n/a	n/a
Without CDSC	12.63	8.59	12.33	5.43	n/a	n/a	n/a
Class I	13.26	9.96	13.87	n/a	n/a	13.65%	n/a
Class R
With 1% CDSC	11.81	8.16	n/a	n/a	n/a	n/a	n/a
Without CDSC	12.80	9.11	n/a	n/a	n/a	n/a	25.82%
Benchmarks**
S&P/Citigroup Broad Market
Less Than US $2 Billion Index	14.45	12.46	19.22	12.37	13.88	19.68	28.67
Lipper Global Small-Cap Funds Average	15.78	13.19	15.75	11.60	12.02	15.31	27.06
Lipper Global Small/Mid-Cap Core
Funds Average	14.74	12.11	14.58	7.20	8.98	15.50	26.05

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
4/30/07	$18.67	$16.15	$16.22	$16.20	$19.38	$18.50
10/31/06	18.78	16.61	16.67	16.65	19.36	18.65
4/30/06	19.40	17.23	17.28	17.27	19.94	19.28

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

See footnotes on page 15.

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Country Allocation
April 30, 2007
		S&P/Citigroup
		Broad Market
		Less Than US
	Fund	$2 Billion Index
North America (Developed)	48.7%	47.7%
Canada	8.7	6.9
United States	40.0	40.8
Europe (Total)	23.3	25.2
Europe (EMU)	11.3	11.6
Austria	—	0.5
Belgium	—	0.8
Finland	0.4	1.0
France	2.3	1.8
Germany	3.5	2.4
Greece	0.7	0.8
Ireland	—	0.4
Italy	2.7	1.3
Luxembourg	—	0.1
Netherlands	1.3	1.4
Portugal	—	0.1
Slovenia	—	0.1
Spain	0.4	0.9
Europe (Other)	12.0	13.6
Denmark	0.3	0.9
Iceland	—	0.1
Liechtenstein	0.6	—
Norway	0.7	1.2
Sweden	1.1	1.7
Switzerland	2.0	1.6
United Kingdom	7.3	8.1
Japan	14.1	15.3
Asia (Developed)	5.9	8.3
Australia	4.0	4.7
Hong Kong	1.1	1.4
New Zealand	—	0.5
Singapore	0.8	1.7
Asia (Emerging)	3.7	3.0
Cambodia	0.2	—
China	1.0	—
Malaysia	1.1	—
South Korea	1.4	3.0
Latin America (Emerging)	2.2	—
Brazil	1.7	—
Mexico	0.5	—
Europe, Middle East and Africa (Emerging)	0.4	—
Turkey	0.4	—
Other	—	0.5
Bermuda	—	0.5
Other Assets Less Liabilities	1.7	—
Total	100.0%	100.0%

Largest Industries
April 30, 2007

Largest Portfolio Holdingsø
April 30, 2007
		Percent of
Security	Value	Net Assets
Oil Sands (Canada)	$1,970,448	1.0
Eddie Bauer Holdings (United States)	1,913,025	0.9
Dufry South America (BDR) (Switzerland)	1,787,479	0.9
Dufry Group (Switzerland)	1,516,462	0.7
Sherritt International (Canada)	1,396,126	0.7
Hellenic Technodomiki Tev (Greece)	1,329,204	0.6
First Quantum Minerals (Canada)	1,284,186	0.6
OPTI Canada (Canada)	1,270,970	0.6
Incyte (United States)	1,268,295	0.6
OBIC (Japan)	1,253,870	0.6

Largest Portfolio Changesøø
During Past Six Months
Largest Purchases
Dufry South America (BDR)* (Switzerland)
Tecnisa* (Brazil)
Force Protection* (United States)
Tower Australia Group “TAL”* (Australia)
Colonia Real Estate* (Germany)
NNN Realty Advisors* (United States)
Microsemi* (United States)
Austal* (Australia)
Spazio Investment* (Netherlands)
Asiatic Development* (Malaysia)
Largest Sales
Biosite** (United States)
MTU Aero Engines Holdings (Germany)
GEA Group** (Germany)
VeraSun Energy** (United States)
Array BioPharma** (United States)
Cabot Oil & Gas** (United States)
First Republic Bank** (United States)
SSL International** (United Kingdom)
Hellenic Technodomiki Tev (Greece)
Gray Television** (United States)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

 * Position added during the period.
** Position eliminated during the period.
See additional footnotes on page 15.

Performance and Portfolio Overview
Seligman Global Technology Fund

Investment Results

Total Returns
For Periods Ended April 30, 2007
		Average Annual
					Class C	Class R
	Six	One	Five	Ten	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	4/30/03
With Sales Charge	5.75%	4.97%	6.46%	7.80%	n/a	n/a
Without Sales Charge	11.02	10.17	7.49	8.32	n/a	n/a
Class B
With CDSC†	5.65	4.36	6.38	n/a	n/a	n/a
Without CDSC	10.65	9.36	6.69	7.66 ‡	n/a	n/a
Class C
With Sales Charge and CDSC††	8.52	7.34	6.47	n/a	3.32%	n/a
Without Sales Charge and CDSC	10.64	9.43	6.69	n/a	3.45	n/a
Class D
With 1% CDSC	9.66	8.37	n/a	n/a	n/a	n/a
Without CDSC	10.66	9.37	6.68	7.48	n/a	n/a
Class R
With 1% CDSC	9.91	8.91	n/a	n/a	n/a	n/a
Without CDSC	10.91	9.91	n/a	n/a	n/a	17.07%
Benchmarks**
MSCI World Index	12.13	17.55	12.70	8.44	5.68 #	20.63
MSCI World IT Index	7.94	9.40	6.40	5.70	(2.67)#	14.17
Lipper Global Funds Average	11.97	15.05	11.74	8.49	7.02	20.12
Lipper Science & Technology Funds Average	8.10	3.94	6.38	7.88	(0.57)	15.08

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class R
4/30/07	$17.12	$15.07	$15.08	$15.05	$16.97
10/31/06	15.42	13.62	13.63	13.60	15.30
4/30/06	15.54	13.78	13.78	13.76	15.44

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. Due to recent volatility in the technology markets, current performance may be significantly lower than set forth above.

See footnotes on page 15.

Performance and Portfolio Overview
Seligman Global Technology Fund

Country Allocation
April 30, 2007
		MSCI World
	Fund	Index
North America (Developed)	66.4%	51.0%
Canada	0.5	3.6
United States	65.9	47.4
Europe (Total)	8.3	34.0
Europe (EMU)	6.0	17.2
Austria	—	0.3
Belgium	—	0.6
Finland	0.6	0.8
France	2.2	4.9
Germany	1.3	3.9
Greece	—	0.3
Ireland	—	0.4
Italy	—	1.9
Netherlands	1.9	2.0
Portugal	—	0.2
Spain	—	1.9
Europe (Other)	2.3	16.8
Denmark	—	0.4
Norway	—	0.5
Sweden	1.0	1.3
Switzerland	1.0	3.4
United Kingdom	0.3	11.2
Japan	3.7	10.3
Asia (Developed)	—	4.3
Australia	—	2.9
Hong Kong	—	0.8
New Zealand	—	0.1
Singapore	—	0.5
Asia (Emerging)	10.7	—
China	1.1	—
India	5.3	—
Philippines	0.7	—
South Korea	0.7	—
Taiwan	2.9	—
Europe, Middle East and Africa (Emerging)	2.0	—
Israel	2.0	—
Other	—	0.4
Bermuda	—	0.4
Other Assets Less Liabilities	8.9	—
Total	100.0%	100.0%

Largest Industries
April 30, 2007

Largest Portfolio Holdingsø
April 30, 2007
		Percent of
Security	Value	Net Assets
McAfee (United States)	$21,807,288	5.7
KLA-Tencor (United States)	17,948,205	4.7
QUALCOMM (United States)	15,575,280	4.1
Synopsys (United States)	14,964,060	3.9
Amdocs (United States)	13,542,375	3.5
VeriSign (United States)	11,987,505	3.1
Cadence Design Systems
(United States)	11,333,100	3.0
BMC Software (United States)	9,309,612	2.4
Hewlett-Packard (United States)	9,060,100	2.4
Apple (United States)	8,872,220	2.3

Largest Portfolio Changesøø
During Past Six Months
Largest Purchases
Hewlett-Packard (United States)
Network Appliance* (United States)
BMC Software (United States)
Cadence Design Systems (United States)
Check Point Software Technologies* (Israel)
QUALCOMM (United States)
RightNow Technologies* (United States)
Tata Consultancy Services* (India)
Oracle* (United States)
BEA Systems* (United States)
Largest Sales
Symantec** (United States)
Sony** (Japan)
TomTom** (Netherlands)
salesforce.com** (United States)
VeriSign (United States)
EMC (United States)
Cognos** (United States)
Seagate Technology** (United States)
Google (Class A)** (United States)
Texas Instruments** (United States)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

 * Position added during the period.
** Position eliminated during the period.
See additional footnotes on page 15.

Performance and Portfolio Overview
Seligman International Growth Fund

Investment Results

Total Returns
For Periods Ended April 30, 2007
		Average Annual
					Class C	Class I	Class R
	Six	One	Five	Ten	Since Inception	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
With Sales Charge	8.19%	7.01%	10.80%	1.29%	n/a	n/a	n/a
Without Sales Charge	13.61	12.38	11.87	1.78	n/a	n/a	n/a
Class B
With CDSC†	8.16	6.57	10.76	n/a	n/a	n/a	n/a
Without CDSC	13.16	11.57	11.02	1.19 ‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	11.10	9.46	10.83	n/a	(0.93)%	n/a	n/a
Without Sales Charge and CDSC	13.22	11.54	11.04	n/a	(0.81)	n/a	n/a
Class D
With 1% CDSC	12.13	10.54	n/a	n/a	n/a	n/a	n/a
Without CDSC	13.13	11.54	11.04	1.05	n/a	n/a	n/a
Class I	13.94	13.11	12.98	n/a	n/a	11.91%	n/a
Class R
With 1% CDSC	12.48	11.11	n/a	n/a	n/a	n/a	n/a
Without CDSC	13.48	12.11	n/a	n/a	n/a	n/a	21.01%
Benchmarks**
MSCI EAFE Index	15.68	20.32	17.09	9.08	8.60 #	16.09	27.20
MSCI EAFE Growth Index	15.97	17.84	14.67	6.43	5.64 #	13.63	23.84
Lipper International Funds Average	14.56	16.75	15.08	8.69	8.51	14.66	25.03
Lipper International Multi-Cap
Growth Funds Average	14.92	16.29	15.24	8.28	8.29	14.56	25.25

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
4/30/07	$17.70	$15.82	$15.85	$15.85	$18.63	$17.59
10/31/06	15.58	13.98	14.00	14.01	16.35	15.50
4/30/06	15.75	14.18	14.21	14.21	16.47	15.69

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

See footnotes on page 15.

Performance and Portfolio Overview
Seligman International Growth Fund

Country Allocation
April 30, 2007
		MSCI EAFE
	Fund	Index
North America (Developed)	6.9%	—
Canada	6.9	—
Europe (Total)	69.0	69.9%
Europe (EMU)	40.2	35.6
Austria	0.7	0.7
Belgium	—	1.3
Finland	2.8	1.6
France	10.4	10.0
Germany	16.5	8.0
Greece	0.7	0.7
Ireland	3.0	0.9
Italy	—	3.9
Luxembourg	0.5	—
Netherlands	4.7	4.1
Portugal	—	0.4
Spain	0.9	4.0
Europe (Other)	28.8	34.3
Denmark	1.7	0.9
Norway	0.4	0.9
Russia	0.1	—
Sweden	2.0	2.7
Switzerland	8.0	6.9
United Kingdom	16.6	22.9
Japan	10.5	21.2
Asia (Developed)	2.4	8.9
Australia	1.4	6.0
Hong Kong	1.0	1.7
New Zealand	—	0.2
Singapore	—	1.0
Asia (Emerging)	5.5	—
China	2.5	—
South Korea	1.7	—
Taiwan	1.3	—
Latin America (Emerging)	2.2	—
Brazil	1.4	—
Mexico	0.8	—
Other Assets Less Liabilities	3.5	—
Total	100.0%	100.0%

Largest Industries
April 30, 2007

Largest Portfolio Holdingsø
April 30, 2007
		Percent of
Security	Value	Net Assets
Tesco (United Kingdom)	$3,639,301	3.6
Veolia Environnement (France)	3,533,698	3.5
Nokia (Finland)	2,755,728	2.7
Nestle (Switzerland)	2,665,884	2.6
Reckitt Benckiser (United Kingdom)	2,441,084	2.4
KarstadtQuelle (Germany)	2,362,099	2.3
Research In Motion (Canada)	2,302,650	2.3
Man Group (United Kingdom)	2,113,199	2.1
Continental (Germany)	2,043,229	2.0
Fresenius Medical (Germany)	2,032,642	2.0

Largest Portfolio Changesøø
During Past Six Months
Largest Purchases
Nokia* (Finland)
Amvescap* (United Kingdom)
Continental* (Germany)
Fresenius Medical* (Germany)
KarstadtQuelle (Germany)
Accor* (France)
LG Electronics* (South Korea)
Smith & Nephew* (United Kingdom)
Volkswagon* (Germany)
Alstom* (France)
Largest Sales
Group Danone** (France)
Philips Electronics** (Netherlands)
Logitech International** (Switzerland)
Carephone Warehouse Group** (United Kingdom)
Alliance Boots** (United Kingdom)
Nintendo (Japan)
Unibail** (France)
UBS** (Switzerland)
Samsung Electronics** (South Korea)
EMI Group** (United Kingdom)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

 * Position added during the period.
** Position eliminated during the period.
See additional footnotes on page 15.

Performance and Portfolio Overview

1

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Series’ prospectuses or statement of additional information.

*	Returns for periods of less than one year are not annualized.

**	See page 3 for description of benchmark averages and indices.

‡	The ten-year returns for Class B shares reflect automatic conversion to Class A shares approximately eight years after their date of purchase.

†	The CDSC is 5% if you sell your shares within one year of purchase, 2% for the five-year period and 0% since inception.

††	The CDSC is 1% if you sell your shares within 18 months of purchase.

#	From May 31, 1999.

ø	There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

øø	Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

Understanding and Comparing
Your Series’ Expenses

As a shareholder of a Fund of the Series, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) of investing in a Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases and redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested on November 1, 2006 and held for the entire six-month period ended April 30, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
				Expenses		Expenses
				Paid		Paid
	Beginning		Ending	During	Ending	During
	Account	Annualized	Account	Period**	Account	Period**
	Value	Expense	Value	11/1/06 to	Value	11/1/06 to
Fund	11/1/06	Ratio*	4/30/07	4/30/07	4/30/07	4/30/07
Emerging Markets Fund
Class A	$1,000.00	2.35%	$1,179.00	$12.70	$1,013.14	$11.73
Class B	1,000.00	3.10	1,174.90	16.72	1,009.42	15.45
Class C	1,000.00	3.10	1,174.20	16.71	1,009.42	15.45
Class D	1,000.00	3.10	1,175.10	16.72	1,009.42	15.45
Class I	1,000.00	1.80	1,182.20	9.74	1,015.87	9.00
Class R	1,000.00	2.60	1,178.00	14.04	1,011.90	12.97
Global Growth Fund
Class A	$1,000.00	2.10%	$1,089.60	$10.88	$1,014.38	$10.49
Class B	1,000.00	2.85	1,085.70	14.74	1,010.66	14.21
Class C	1,000.00	2.85	1,085.60	14.74	1,010.66	14.21
Class D	1,000.00	2.85	1,085.70	14.74	1,010.66	14.21
Class I	1,000.00	1.63	1,092.60	8.46	1,016.71	8.15
Class R	1,000.00	2.35	1,089.10	12.17	1,013.14	11.73

See footnotes on page 17.

Understanding and Comparing
Your Series’ Expenses

			Actual		Hypothetical
				Expenses		Expenses
				Paid		Paid
	Beginning		Ending	During	Ending	During
	Account	Annualized	Account	Period**	Account	Period**
	Value	Expense	Value	11/1/06 to	Value	11/1/06 to
Fund	11/1/06	Ratio*	4/30/07	4/30/07	4/30/07	4/30/07
Global Smaller Companies Fund
Class A	$1,000.00	1.84%	$1,130.00	$9.72	$1,015.67	$9.20
Class B	1,000.00	2.59	1,126.00	13.65	1,011.95	12.92
Class C	1,000.00	2.59	1,125.40	13.65	1,011.95	12.92
Class D	1,000.00	2.59	1,126.30	13.65	1,011.95	12.92
Class I	1,000.00	1.28	1,132.60	6.77	1,018.45	6.41
Class R	1,000.00	2.09	1,128.00	11.03	1,014.43	10.44
Global Technology Fund
Class A	$1,000.00	1.77%	$1,110.20	$9.26	$1,016.02	$8.85
Class B	1,000.00	2.52	1,106.50	13.16	1,012.30	12.57
Class C	1,000.00	2.52	1,106.40	13.16	1,012.30	12.57
Class D	1,000.00	2.52	1,106.60	13.16	1,012.30	12.57
Class R	1,000.00	2.02	1,109.10	10.56	1,014.78	10.09
International Growth Fund
Class A	$1,000.00	2.01%	$1,136.10	$10.65	$1,014.83	$10.04
Class B	1,000.00	2.76	1,131.60	14.59	1,011.11	13.76
Class C	1,000.00	2.76	1,132.20	14.59	1,011.11	13.76
Class D	1,000.00	2.76	1,131.30	14.59	1,011.11	13.76
Class I	1,000.00	1.36	1,139.40	7.21	1,018.05	6.80
Class R	1,000.00	2.26	1,134.80	11.96	1,013.59	11.28

*

Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Series’ prospectuses for a description of each share class and its expenses and sales charges. The Manager has contractually agreed to waive its management fee and/or to reimburse expenses to the extent a Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of average daily net assets of Seligman Emerging Markets Fund, Seligman Global Growth Fund, and Seligman International Growth Fund. These undertakings will remain in effect at least until February 29, 2008. Absent such fee waivers and reimbursements, the expense ratios and expenses paid for the period would have been higher.

**

Expenses are equal to the Fund’s annualized expense ratio based on actual expenses for the period November 1, 2006 to April 30, 2007, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

Portfolios of Investments (unaudited)
April 30, 2007
Seligman Emerging Markets Fund

	Shares	Value
Common Stocks 95.5%
Argentina 0.9%
Banco Macro (ADR)* (Commercial Banks)	28,200	$1,020,840
Brazil 11.8%
Banco Itau Holding Financeira (ADR) (Commercial Banks)	22,000	848,760
Companhia Vale do Rio Doce “CVRD” (ADR)
(Metals and Mining)	91,758	3,726,292
Cyrela Brazil Realty (Household Durables)	84,500	886,145
Localiza Rent A CAR (Road and Rail)	88,200	905,406
Lupatech (Machinery)	48,400	916,242
OdontoPrev* (Insurance)	28,100	633,637
Petroleo Brasileiro “Petrobras” (ADR)
(Oil, Gas and Consumable Fuels)	24,600	2,490,258
Submarino* (Internet and Catalog Retail)	41,500	1,481,749
Usinas Siderurgicas de Minas Gerais “Usiminas”
(Metals and Mining)	22,000	1,223,967
		13,112,456
Chile 0.9%
Enersis (ADR) (Electric Utilities)	54,668	1,035,412
China 10.9%
China Mobile (ADR) (Wireless Telecommunication
Services)	35,200	1,584,352
China Power International Development (Independent
Power Producers and Energy Traders)	2,162,000	1,121,806
China Resources Enterprise (Distributors)	326,000	1,083,831
China Shenhua Energy (Class H)*
(Oil, Gas and Consumable Fuels)	441,500	1,098,358
CNOOC (ADR) (Oil, Gas and Consumable Fuels)	4,200	359,394
Golden Meditech (Health Care Equipment
and Supplies)	1,836,000	794,764
Hopson Development Holdings
(Real Estate Management and Development)	240,000	564,851
Industrial and Commercial Bank of China “ICBC”
(Class H)* (Commercial Banks)	2,359,000	1,289,588
Jiangsu Expressway (Transportation Infrastructure)	1,290,000	1,083,459
Kerry Properties (Real Estate Management and
Development)	169,000	841,980
Shanghai Forte Land (Class H)
(Real Estate Management and Development)	1,524,000	677,994
Simcere Pharmaceutical (ADR)* (Pharmaceuticals)	39,700	659,020
Sinofert Holdings (Chemicals)	1,238,000	626,917
Wumart Stores (Food and Staples Retailing)	557,178	392,042
		12,178,356
Czech Republic 2.0%
Komercni Banka (Commercial Banks)	5,182	970,972
Zentiva* (Pharmaceuticals)	17,083	1,231,766
		2,202,738
Egypt 4.0%
Orascom Construction Industries
(Construction and Engineering)	24,996	1,441,809
Orascom Telecom Holding
(Wireless Telecommunication Services)	218,950	3,013,389
		4,455,198
India 11.0%
Bharat Heavy Electricals (Electrical Equipment)	21,506	1,292,111
Bharti Airtel* (Wireless Telecommunication Services)	225,495	4,423,084
Escorts* (Machinery)	154,276	486,234
Firstsource Solutions* (Diversified Financial Services)	659,617	1,295,502
Gammon India (Construction and Engineering)	100,483	841,555
Infosys Technologies (IT Services)	7,311	362,547
Infosys Technologies (ADR) (IT Services)	6,100	319,335
Nicholas Piramal India (Pharmaceuticals)	154,176	957,175
Satyam Computer Services (ADR) (IT Services)	38,400	955,392
Steel Authority of India (Metals and Mining)	422,832	1,323,080
		12,256,015
Indonesia 1.8%
PT Telekomunikasi Indonesia (ADR)
(Diversified Telecommunication Services)	43,100	1,979,583
Israel 1.2%
Bank Hapoalim (Commercial Banks)	255,169	1,332,438
Malaysia 3.2%
AMMB Holdings (Diversified Financial Services)	1,006,500	1,167,267
Maxis Communications
(Wireless Telecommunication Services)	386,200	1,467,154
Tenaga Nasional (Electric Utilities)	288,475	955,337
		3,589,758
Mexico 7.7%
America Movil (Class L) (ADR)
(Wireless Telecommunication Services)	68,100	3,577,293
Controladora Comercial Mexicana
(Food and Staples Retailing)	421,200	1,086,469
Fomento Economico Mexicano (ADR) (Beverages)	7,400	796,906
GEO (Household Durables)	153,500	842,211
Grupo Aeroportuario del Pacifico (ADR)*
(Transportation Infrastructure)	32,500	1,469,650
Impulsora del Dessarrollo y el Empleo an America Latina
(Series B-1)* (Construction and Engineering)	676,000	845,625
		8,618,154

See footnotes on page 28.

Portfolios of Investments (unaudited)
April 30, 2007
Seligman Emerging Markets Fund (continued)

	Shares	Value
Peru 1.0%
Credicorp (Commercial Banks)	21,400	$1,116,651
Russia 9.3%
Evraz Group (Metals and Mining)	60,124	2,119,371
LUKOIL (ADR) (Oil, Gas and Consumable Fuels)	19,400	1,519,020
OAO Gazprom (ADR) (Oil, Gas and Consumable Fuels)	10,081	401,728
OAO Gazprom (ADR)† (Oil, Gas and Consumable Fuels)	89,689	3,516,567
Unified Energy System (Independent Power Producers
and Energy Traders)	14,400	1,893,600
X5 Retail Group (GDR)*† (Food and Staples Retailing)	29,757	907,589
		10,357,875
Singapore 0.9%
Yangzijiang Shipbuilding Holdings* (Machinery)	1,167,000	1,013,948
South Africa 4.4%
Aspen Pharmacare* (Pharmaceuticals)	144,402	787,641
MTN Group (Wireless Telecommunication Services)	81,836	1,194,011
Sasol (Oil, Gas and Consumable Fuels)	62,714	2,152,426
Truworths International (Specialty Retail)	144,558	799,772
		4,933,850
South Korea 12.8%
Dong-A Pharmaceutical (Pharmaceuticals)	8,037	568,278
Doosan Heavy Industries & Construction
(Construction and Engineering)	10,887	851,908
Doosan Infracore (Machinery)	29,720	944,777
Hanmi Pharm (Pharmaceuticals)	4,754	625,898
Mirae Asset Securities (Capital Markets)	13,367	867,300
Samsung Electronics (Semiconductors and
Semiconductor Equipment)	5,864	3,590,795
Samsung Securities (Capital Markets)	15,244	891,275
Shinhan Financial Group (Commercial Banks)	45,085	2,537,530
Shinsegae (Food and Staples Retailing)	2,470	1,677,261
SK (Oil, Gas and Consumable Fuels)	10,766	1,170,902
Yuhan (Pharmaceuticals)	2,943	479,065
		14,204,989
Taiwan 6.6%
Cathay Financial Holding (Insurance)	507,000	1,026,347
Eva Airways (Airlines)	1,365,000	536,740
Fuhwa Financial Holding*
(Diversified Financial Services)	3,372,817	1,452,441
HON HAI Precision Industry
(Electronic Equipment and Instruments)	317,000	2,088,852
Polaris Securities (Capital Markets)	1,307,664	549,243
Powertech Technology (Semiconductors and
Semiconductor Equipment)	253,050	941,433
Wan Hai Lines (Marine)	1,200,000	793,503
		7,388,559
Thailand 0.8%
True* (Diversified Telecommunication Services)	5,223,700	916,307
True (Rights)* (Diversified Telecommunication Services)	170,524	1,081
		917,388
Turkey 3.4%
Dogus Otomotiv Servic ve Ticaret “Dogus Otomotiv”
(Distributors)	106,383	497,862
Haci Omer Sabanci Holding
(Diversified Financial Services)	276,330	1,208,739
Koc Holding (Industrial Conglomerates)	280,647	1,371,398
Turkiye Garanti Bankasi* (Commercial Banks)	149,661	722,006
		3,800,005
United States 0.9%
iShares MSCI Emerging Markets Index Fund
(Index Derivatives)	7,700	930,468
Total Common Stocks (Cost $75,678,198)		106,444,681
Preferred Stocks 3.7%
Brazil 3.7%
All America Latina Logistica “ALL” (Road and Rail)	88,400	1,032,371
Duratex (Building Products)	39,500	875,336
Net Servicos de Comunicacoa* (Media)	113,960	1,744,944
Petroleo Brasileiro “Petrobras”*
(Oil, Gas and Consumable Fuels)	22,400	498,489
Total Preferred Stocks (Cost $2,887,978)		4,151,140
Total Investments (Cost $78,566,176) 99.2%		110,595,821
Other Assets Less Liabilities 0.8%		853,735
Net Assets 100.0%		$111,449,556

See footnotes on page 28.

Portfolios of Investments (unaudited)
April 30, 2007
Seligman Global Growth Fund

	Shares	Value
Common Stocks 99.8%
Austria 1.3%
Erste Bank der Oesterreichischen Sparkassen
(Commercial Banks)	6,470	$518,903
Brazil 1.3%
Companhia Vale do Rio Doce “CVRD” (ADR)
(Metals and Mining)	13,100	531,991
Canada 3.8%
Cameco (Oil, Gas and Consumable Fuels)	10,700	498,834
Research In Motion* (Communications Equipment)	4,700	618,426
Suncor Energy (Oil, Gas and Consumable Fuels)	5,000	401,162
		1,518,422
China 1.0%
China Citic Bank* (Commercial Banks)	12,000	10,079
China Merchants Bank* (Commercial Banks)	81,500	199,159
Suntech Power Holdings* (Electrical Equipment)	5,400	195,912
		405,150
France 4.7%
Accor (Hotels, Restaurants and Leisure)	4,072	382,595
Alstom* (Electrical Equipment)	3,228	478,745
PPR* (Multiline Retail)	1,539	266,806
Veolia Environnement (Multi-Utilities)	9,140	754,714
		1,882,860
Germany 4.6%
Deutsche Boerse (Diversified Financial Services)	2,993	704,579
Fresenius Medical (Health Care Providers and Services)	2,646	398,575
KarstadtQuelle (Multiline Retail)	10,756	415,598
Siemens (Industrial Conglomerates)	2,693	325,214
		1,843,966
Greece 0.8%
National Bank of Greece (Commercial Banks)	5,386	300,422
Ireland 2.5%
Elan (ADR)* (Pharmaceuticals)	39,900	553,812
Ryanair Holdings (ADR)* (Airlines)	9,800	457,366
		1,011,178
Japan 10.2%
Eisai (Pharmaceuticals)	8,400	399,211
Japan Tobacco (Tobacco)	91	444,235
Nintendo (Software)	2,700	839,999
ORIX (Consumer Finance)	1,800	479,486
Rakuten (Internet and Catalog Retail)	1,124	453,393
SoftBank (Wireless Telecommunication Services)	20,500	441,555
Sumitomo Mitsui Financial Group (Commercial Banks)	44	384,991
Sumitomo Realty & Development
(Real Estate Management and Development)	18,000	663,652
		4,106,522
Luxembourg 0.3%
Millicom International Cellular
(Wireless Telecommunication Services)	1,300	105,625
Mexico 1.1%
America Movil (Class L) (ADR)
(Wireless Telecommunication Services)	8,200	430,746
Netherlands 2.9%
ASML Holding* (Semiconductors and
Semiconductor Equipment)	15,731	424,481
Royal Numico* (Food Products)	13,123	724,778
		1,149,259
Russia 0.9%
OAO Gazprom (ADR) (Energy Equipment and Services)	9,700	380,322
South Korea 1.2%
LG Electronics (Household Durables)	7,349	490,879
Spain 1.0%
Gamesa Corporacion Tecnologica (Electrical Equipment)	11,514	394,243
Switzerland 5.0%
ABB* (Electrical Equipment)	28,817	575,962
Julius Baer Holding (Capital Markets)	4,326	301,377
Nestle (Food Products)	1,561	618,434
Xstrata (Metals and Mining)	9,655	506,157
		2,001,930
Taiwan 1.0%
HON HAI Precision Industry
(Electronic Equipment and Instruments)	58,600	386,141
United Kingdom 8.4%
Amvescap (Capital Markets)	50,808	595,490
Man Group (Capital Markets)	73,460	821,792
Reckitt Benckiser (Household Durables)	13,133	719,645
Tesco (Food and Staples Retailing)	136,035	1,250,082
		3,387,009

See footnotes on page 28.

Portfolios of Investments (unaudited)
April 30, 2007
Seligman Global Growth Fund (continued)

	Shares	Value
United States 47.8%
Activision* (Software)	22,400	$448,000
Adobe Systems* (Software)	13,700	569,372
Akamai Technologies* (Internet Software and Services)	7,000	308,560
American Tower (Class A)*
(Wireless Telecommunication Services)	24,600	934,800
Apple* (Computers and Peripherals)	5,800	578,840
Best Buy (Specialty Retail)	8,700	405,855
Boeing (Aerospace and Defense)	7,800	725,400
Celgene* (Biotechnology)	4,200	256,872
Cisco Systems* (Communications Equipment)	27,200	727,328
Comcast (Class A)* (Media)	30,850	822,461
Corning* (Communications Equipment)	32,900	780,388
Danaher (Machinery)	6,900	491,211
E*TRADE Financial* (Capital Markets)	19,200	423,936
eBay* (Internet Software and Services)	12,100	410,674
Electronic Arts* (Software)	9,700	488,977
Eli Lilly (Pharmaceuticals)	5,100	301,563
EMC* (Computers and Peripherals)	35,400	537,372
General Dynamics (Aerospace and Defense)	5,700	447,450
Gilead Sciences* (Biotechnology)	6,200	506,664
Goldman Sachs Group (Capital Markets)	2,900	633,969
Google (Class A)* (Internet Software and Services)	2,100	989,898
Hewlett-Packard (Computers and Peripherals)	9,500	400,330
Las Vegas Sands* (Hotels, Restaurants and Leisure)	9,700	826,343
MetroPCS Communications*
(Wireless Telecommunication Services)	1,263	35,427
Monsanto (Chemicals)	12,500	737,375
Network Appliance* (Computers and Peripherals)	13,200	491,172
Noble (Energy Equipment and Services)	4,000	336,840
Oracle* (Software)	31,200	586,560
Schering-Plough (Pharmaceuticals)	35,300	1,120,069
Schlumberger (Energy Equipment and Services)	12,400	915,492
St. Jude Medical* (Health Care Equipment and Supplies)	21,100	902,869
Wyeth (Pharmaceuticals)	11,600	643,800
Zimmer Holdings* (Health Care Equipment and Supplies)	4,600	416,208
		19,202,075
Total Investments (Cost $33,163,194) 99.8%		40,047,643
Other Assets Less Liabilities 0.2%		84,979
Net Assets 100.0%		$40,132,622

Seligman Global Smaller Companies Fund

Common Stocks and Warrants 98.3%
Australia 4.0%
Aquarius Platinum (Metals and Mining)	18,580	$552,396
Austal (Machinery)	342,866	1,077,720
Babcock & Brown Power* (Independent Power
Producers and Energy Traders)	301,898	811,915
Babcock & Brown Wind Partners* (Electric Utilities)	150,527	233,881
Bunnings Warehouse Property Trust
(Real Estate Investment Trusts)	489,748	960,291
Centamin Eqypt* (Metals and Mining)	721,498	633,385
Dyno Nobel* (Chemicals)	361,619	723,033
Futuris (Food Products)	431,298	854,488
Mortgage Choice (Thrifts and Mortgage Finance)	257,524	672,097
Ramsay Health Care (Health Care Providers and Services)	87,847	841,456
Tower Australia Group “TAL”* (Insurance)	422,228	898,857
		8,259,519
Brazil 1.7%
Lupatech (Machinery)	43,200	817,803
Profarma Distribuidora de Produtos Farmaceuticos*
(Health Care Providers and Services)	51,800	780,405
Rossi Residencial (Household Durables)	63,900	871,778
Tecnisa* (Real Estate Management and Development)	198,100	1,098,226
		3,568,212
Cambodia 0.2%
NagaCorp* (Hotels, Restaurants and Leisure)	2,170,000	496,944
Canada 8.7%
BA Energy (Oil, Gas and Consumable Fuels)	72,500	522,570
Canaccord Capital (Capital Markets)	58,800	1,226,435
Dundee Real Estate Investment Trust
(Real Estate Investment Trusts)	30,000	1,083,881
Dundee Wealth Management (Capital Markets)	24,000	345,977
Dundee Wealth Management† (Capital Markets)	65,200	939,905
Emergis* (Internet Software and Services)	179,300	1,032,279
First Quantum Minerals (Metals and Mining)	18,600	1,284,186
Flint Energy Services* (Oil, Gas and Consumable Fuels)	48,000	1,191,891
Gildan Activewear (Class A)*
(Textiles, Apparel and Luxury Goods)	14,900	949,130
Gluskin Shef & Associates (Capital Markets)	16,000	348,860
Gluskin Shef & Associates† (Capital Markets)	28,000	610,505
GMP Capital Trust (Capital Markets)	28,500	587,512
Grande Cache Coal* (Metals and Mining)	197,300	117,324

See footnotes on page 28.

Portfolios of Investments (unaudited)
April 30, 2007
Seligman Global Smaller Companies Fund (continued)

	Shares	Value
Canada (continued)
Oil Sands*† (Oil, Gas and Consumable Fuels)	121,500	$1,970,448
OPTI Canada (Oil, Gas and Consumable Fuels)	63,400	1,270,970
Sherritt International (Metals and Mining)	104,700	1,396,126
Sierra Wireless* (Communications Equipment)	51,000	921,570
SXR Uranium One* (Metals and Mining)	66,884	1,003,350
Synenco Energy* (Oil, Gas and Consumable Fuels)	17,794	214,990
Synenco Energy*† (Oil, Gas and Consumable Fuels)	78,200	944,826
		17,962,735
China 1.0%
Chaoda Modern Agricultural Holdings (Food Products)	760,000	625,868
China Power International Development (Independent
Power Producers and Energy Traders)	1,776,000	921,520
Shanghai Prime Machinery* (Machinery)	956,000	398,056
		1,945,444
Denmark 0.3%
Genmab* (Biotechnology)	9,400	657,801
Finland 0.4%
Outokumpu Technology* (Construction and Engineering)	20,259	873,921
France 2.3%
bioMerieux (Health Care Equipment and Supplies)	8,054	677,967
Cegedim (Health Care Technology)	7,160	790,097
Korian (Health Care Providers and Services)	16,175	840,932
Seche Environnement (Commercial Services and Supplies)	6,701	1,198,746
Silicon-On-Insulator-Technologies “S.O.I.T.E.C.”*
(Semiconductors and Semiconductor Equipment)	51,072	1,194,824
		4,702,566
Germany 3.5%
AWD Holding (Capital Markets)	16,923	855,988
Bilfinger Berger (Construction and Engineering)	8,005	751,682
Colonia Real Estate* (Real Estate Management
and Development)	19,808	927,454
Colonia Real Estate (Rights)* (Real Estate
Management and Development)	19,808	64,334
Interhyp* (Thrifts and Mortgage Finance)	8,562	1,058,157
Kontron (Semiconductors and Semiconductor
Equipment)	41,092	758,029
MTU Aero Engines Holdings (Aerospace and Defense)	11,300	655,948
Praktiker Bau- und Heimwerkermaerkte Holding
(Specialty Retail)	18,369	766,033
SGL Carbon* (Electrical Equipment)	13,949	541,617
Thielert* (Aerospace and Defense)	25,369	791,323
		7,170,565
Greece 0.7%
Hellenic Technodomiki Tev
(Construction and Engineering)	97,153	1,329,204
Hong Kong 1.1%
Dickson Concepts (International) (Specialty Retail)	153,000	176,828
Far East Pharmaceutical Technology (Pharmaceuticals)	3,008,700	—
Hongkong & Shanghai Hotels
(Hotels, Restaurants and Leisure)	544,000	830,428
Huabao International Holdings (Distributors)	750,000	427,657
Techtronic Industries (Household Durables)	685,000	908,547
		2,343,460
Italy 2.7%
Ansaldo STS* (Transportation Infrastructure)	64,419	887,224
Antichi Pellettieri* (Textiles, Apparel and Luxury Goods)	67,084	919,344
Mariella Burani Fashion Group
(Textiles, Apparel and Luxury Goods)	26,516	878,893
Pirelli (Real Estate Management and Development)	14,350	1,091,444
Safilo* (Textiles, Apparel and Luxury Goods)	122,390	758,420
Sorin* (Health Care Equipment and Supplies)	359,966	907,224
		5,442,549
Japan 14.1%
77 Bank (Commercial Banks)	104,200	682,743
Aichi Bank (Commercial Banks)	800	86,915
Air Water (Chemicals)	48,000	517,438
Arnest One (Household Durables)	38,400	471,846
Bank of Okinawa (Commercial Banks)	15,800	583,093
Belluna (Internet and Catalog Retail)	16,800	211,154
Chofu Seisakusho (Household Durables)	21,600	475,146
Daihen (Electrical Equipment)	125,000	753,709
Disco (Semiconductors and Semiconductor Equipment)	7,500	467,189
Fuji Fire & Marine Insurance (Insurance)	258,400	1,060,727
Hamamatsu Photonics K.K.
(Electronic Equipment and Instruments)	22,300	641,377
Higo Bank (Commercial Banks)	64,000	446,943
Honeys (Specialty Retail)	10,090	432,846
Iino Kaiun Kaisha (Marine)	49,500	591,263
Japan General Estate (Household Durables)	22,100	482,271
Japan Petroleum Exploration
(Oil, Gas and Consumable Fuels)	10,460	738,147
Keiyo Bank (Commercial Banks)	139,000	796,243
Kenedex Realty Investment (Real Estate
Investment Trusts)	69	513,992
Kitz (Machinery)	82,000	638,482
KK DaVinci Advisors* (Real Estate Management
and Development)	507	511,463

See footnotes on page 28.

Portfolios of Investments (unaudited)
April 30, 2007
Seligman Global Smaller Companies Fund (continued)

	Shares	Value
Japan (continued)
Kobayashi Pharmaceutical (Personal Products)	22,900	$856,653
Kyowa Exeo (Construction and Engineering)	56,000	584,575
Matsumotokiyoshi (Food and Staples Retailing)	25,100	589,404
MEC (Chemicals)	47,400	495,532
Milbon (Personal Products)	19,300	594,518
Modec (Energy Equipment and Services)	28,500	903,723
Morinaga (Food Products)	206,500	466,705
Musashino Bank (Commercial Banks)	19,000	1,038,845
Nabtesco (Machinery)	71,000	961,917
Nachi-Fujikoshi (Machinery)	160,000	854,503
OBIC (IT Services)	6,760	1,253,870
OBIC Business Consultants (Software)	18,950	1,113,021
OSG (Machinery)	33,900	476,239
Pocket Card (Consumer Finance)	70,500	388,230
Point* (Specialty Retail)	18,040	1,200,710
Ryohin Keikaku (Multiline Retail)	9,700	540,305
Sazaby League (Specialty Retail)	13,600	363,062
Sumitomo Osaka Cement (Construction Materials)	405,800	1,182,279
Taiyo Ink Manufacturing (Chemicals)	33,400	886,062
Toppan Forms (Commercial Services and Supplies)	36,100	451,991
Towa Pharmaceutical (Pharmaceuticals)	24,400	930,983
Toyo Tanso (Electrical Equipment)	5,400	569,417
Union Tool (Machinery)	23,700	881,577
USS (Specialty Retail)	6,100	384,411
		29,071,519
Liechtenstein 0.6%
Verwaltungs- und Privat-Bank (Capital Markets)	4,489	1,163,181
Malaysia 1.1%
AirAsia* (Airlines)	1,336,600	751,461
Asiatic Development (Food Products)	639,500	1,075,462
Lion Diversified Holdings (Multiline Retail)	205,500	515,072
		2,341,995
Mexico 0.5%
Group Aeroportuario del Sureste (ADR)
(Transportation Infrastructure)	19,000	915,800
Netherlands 1.3%
BAM Groep (Construction and Engineering)	30,766	813,759
Ordina (IT Services)	39,797	970,873
Spazio Investment* (Capital Markets)	47,290	969,695
		2,754,327
Norway 0.7%
Eitzen Chemical* (Marine)	195,600	862,702
Songa Offshore* (Energy Equipment and Services)	61,800	580,108
		1,442,810
Singapore 0.8%
Goodpack (Air Freight and Logistics)	657,000	688,088
Hyflux (Machinery)	133,000	235,333
UOL Group (Real Estate Management
and Development)	241,000	756,803
		1,680,224
South Korea 1.4%
Cheil Communications (Media)	3,264	852,650
Hanmi Pharm (Pharmaceuticals)	5,181	682,116
Mirae Asset Securities (Capital Markets)	10,456	678,423
STX Shipbuilding (Machinery)	25,300	728,744
		2,941,933
Spain 0.4%
Prosegur, Companie de Seguridad
(Commercial Services and Supplies)	21,877	814,021
Sweden 1.1%
Gant* (Specialty Retail)	19,400	758,005
Munters (Machinery)	18,550	898,489
Rezidor Hotel Group* (Hotels, Restaurants and Leisure)	79,200	694,989
		2,351,483
Switzerland 2.0%
Bachem Holding (Life Sciences Tools and Services)	8,567	715,019
Dufry Group* (Specialty Retail)	13,605	1,516,462
Dufry South America (BDR)* (Specialty Retail)	94,300	1,787,479
		4,018,960
Turkey 0.4%
Asya Katilim Bankasi* (Commercial Banks)	140,405	814,666
United Kingdom 7.3%
Cape* (Building Products)	25,110	138,692
Chloride Group (Electrical Equipment)	152,490	478,228
Clapham House Group*
(Hotels, Restaurants and Leisure)	103,594	823,382
Dawnay, Day Treveria (Real Estate Management
and Development)	414,458	807,317
GCap Media (Media)	134,102	587,431
Guinness Peat Group (Diversified Financial Services)	436,166	761,265
Infinity Bio-Energy* (Food Products)	206,000	1,097,980
Infinity Bio-Energy*† (Food Products)	109,514	583,710
Lancashire Holdings* (Insurance)	95,759	676,606
Mapeley (Real Estate Management and Development)	14,842	1,096,308
Mears Group (Commercial Services and Supplies)	124,304	805,924
Morgan Crucible (Machinery)	114,328	637,647
Numis (Capital Markets)	38,613	248,926
Petrofac (Energy Equipment and Services)	112,237	986,944

See footnotes on page 28.

Portfolios of Investments (unaudited)
April 30, 2007
Seligman Global Smaller Companies Fund (continued)

	Shares	Value
United Kingdom (continued)
Redrow (Household Durables)	66,051	$800,366
Renishaw (Electronic Equipment and Instruments)	48,031	702,900
Speedy Hire (Trading Companies and Distributors)	28,069	680,051
Star Energy Group* (Oil, Gas and Consumable Fuels)	120,346	496,674
Ultra Electronics Holdings (Aerospace and Defense)	36,546	888,547
VT Group (Aerospace and Defense)	77,265	767,364
Wolfson Microelectronics* (Electronic Equipment
and Instruments)	140,979	863,568
		14,929,830
United States 40.0%
24/7 Real Media* (Internet Software and Services)	123,100	1,224,845
Acadia Realty Trust (Real Estate Investment Trusts)	28,300	760,704
Adaptec* (Computers and Peripherals)	140,600	542,716
American Commercial Lines*† (Marine)	36,200	1,066,814
American Financial Realty Trust
(Real Estate Investment Trusts)	54,000	572,400
American Home Mortgage Investment
(Real Estate Investment Trusts)	47,300	1,172,094
AmSurg* (Health Care Providers and Services)	37,050	850,297
Applera-Celera Genomics Group* (Biotechnology)	33,500	469,000
Arena Pharmaceuticals* (Biotechnology)	66,600	867,798
ARIAD Pharmaceuticals* (Biotechnology)	142,800	658,308
Arlington Tankers (Oil, Gas and Consumable Fuels)	45,000	1,200,600
Armor Holdings* (Aerospace and Defense)	13,500	965,250
Asyst Technologies* (Semiconductors and
Semiconductor Equipment)	147,900	1,057,485
Basic Energy Services* (Energy Equipment and Services)	42,500	1,098,625
Berry Petroleum* (Oil, Gas and Consumable Fuels)	17,000	579,020
Blount International* (Machinery)	54,800	746,924
Bronco Drilling* (Energy Equipment and Services)	55,800	1,008,864
Carpenter Technology (Metals and Mining)	6,800	825,316
Charming Shoppes* (Specialty Retail)	67,500	843,750
Cleveland-Cliffs (Metals and Mining)	16,600	1,150,214
Complete Production Services*
(Energy Equipment and Services)	38,400	924,288
CV Therapeutics* (Biotechnology)	122,100	1,029,303
Delek US Holdings (Oil, Gas and Consumable Fuels)	47,300	902,011
Dollar Financial* (Consumer Finance)	35,200	1,025,728
Eddie Bauer Holdings* (Specialty Retail)	150,100	1,913,025
EFJ* (Communications Equipment)	65,200	378,160
Encore Acquisition* (Oil, Gas and Consumable Fuels)	40,750	1,088,433
Encysive Pharmaceuticals* (Biotechnology)	173,500	577,755
EPIQ Systems* (Software)	33,000	779,790
Evergreen Energy* (Oil, Gas and Consumable Fuels)	64,000	385,920
Exelixis* (Life Sciences Tools and Services)	86,700	931,158
FairPoint Communications (Diversified
Telecommunication Services)	49,000	919,240
FirstFed Financial* (Thrifts and Mortgage Finance)	16,000	983,680
Force Protection* (Machinery)	91,300	1,783,089
Foundation Coal Holdings
(Oil, Gas and Consumable Fuels)	19,500	768,105
FreightCar America (Machinery)	17,000	845,920
GameStop (Class A)* (Specialty Retail)	31,800	1,054,806
GrafTech International* (Electrical Equipment)	84,900	847,302
Grubb & Ellis Realty Advisors* (Real Estate
Management and Development)	159,500	1,044,725
H&E Equipment Services* (Trading Companies
and Distributors)	41,500	981,890
HCC Insurance Holdings (Insurance)	17,500	536,550
Hercules Offshore* (Energy Equipment and Services)	39,300	1,235,199
Hersha Hospitality Trust (Real Estate Investment Trusts)	84,400	1,002,672
Highbury Financial* (Diversified Financial Services)	18,300	115,565
Highbury Financial (Units)*
(Diversified Financial Services)	51,500	493,113
Human Genome Sciences* (Biotechnology)	69,500	748,515
Hutchinson Technology* (Computers and Peripherals)	52,900	1,005,100
Imation (Computers and Peripherals)	28,000	1,033,480
Incyte* (Biotechnology)	164,500	1,268,295
Investment Technology Group* (Capital Markets)	11,500	435,160
JDA Software Group* (Software)	62,900	1,119,620
Jupitermedia* (Internet Software and Services)	122,700	853,992
Kansas City Life Insurance (Insurance)	11,500	518,190
Lance (Food Products)	53,500	1,183,955
Lin TV (Class A)* (Media)	18,400	293,664
MAXIMUS (IT Services)	26,500	925,910
Medicines* (Pharmaceuticals)	24,000	546,720
MFA Mortgage Investments
(Real Estate Investment Trusts)	122,500	894,250
Microsemi* (Semiconductors and
Semiconductor Equipment)	48,000	1,109,280
MIPS Technologies* (Semiconductors and
Semiconductor Equipment)	80,500	690,690
Nasdaq Stock Market* (Diversified Financial Services)	32,000	1,041,920
NCI Building Systems* (Building Products)	23,800	1,189,286
NNN Realty Advisors*† (Diversified Financial Services)	95,000	950,000
NovAtel* (Electronic Equipment and Instruments)	13,500	476,415
Nuance Communications* (Software)	37,700	580,957

See footnotes on page 28.

Portfolios of Investments (unaudited)
April 30, 2007
Seligman Global Smaller Companies Fund (continued)

	Shares or
	Warrants		Value
United States (continued)
Odyssey HealthCare* (Health Care Providers
and Services)	79,000	shs.	$1,053,860
Oilsands Quest* (Oil, Gas and Consumable Fuels)	207,900		617,463
Option Care (Health Care Providers and Services)	70,500		963,030
Ormat Technologies (Independent Power
Producers and Energy Traders)	28,300		1,032,667
OSI Systems* (Electronic Equipment and Instruments)	39,600		1,045,836
Palm* (Computers and Peripherals)	53,000		894,640
ParkerVision* (Communications Equipment)	84,500		926,120
ParkerVision ($9, expiring 3/11/10)*
(Communications Equipment)	10,000	wts.	34,432
PFF Bancorp (Thrifts and Mortgage Finance)	28,150	shs.	792,141
Platinum Underwriters Holdings (Insurance)	29,980		1,025,915
Plexus (Electronic Equipment and Instruments)	31,000		649,760
PMC - Sierra* (Semiconductors and
Semiconductor Equipment)	136,700		1,056,691
PolyMedica (Health Care Equipment and Supplies)	26,400		1,067,616
Regis (Diversified Consumer Services)	23,300		890,759
Rentech* (Oil, Gas and Consumable Fuels)	333,500		800,400
Rentech ($2.49, expiring 10/12/09)*
(Oil, Gas and Consumable Fuels)	7,000	wts.	5,481
Schnitzer Steel Industries (Metals and Mining)	20,600	shs.	1,069,346
SeaChange International*
(Communications Equipment)	78,500		675,100
Simpson Manufacturing (Building Products)	30,000		965,100
SpatiaLight* (Electronic Equipment and Instruments)	44,500		12,460
SpatiaLight*† (Electrical Equipment and Instruments)	46,857		11,808
Standard Pacific (Household Durables)	30,400		633,840
Steel Dynamics (Metals and Mining)	21,800		965,958
Symbion* (Health Care Providers and Services)	50,600		1,109,152
TAL International Group* (Trading Companies
and Distributors)	37,000		925,370
Thomas Properties Group (Real Estate Management
and Development)	22,400		384,608
Timberland (Class A)* (Textiles, Apparel and Luxury Goods)	37,300		962,713
TTM Technologies* (Electronic Equipment
and Instruments)	27,400		251,532
United Rentals* (Trading Companies and Distributors)	33,100		1,108,850
Venoco (Oil, Gas and Consumable Fuels)	43,500		827,370
Wheeling-Pittsburgh* (Metals and Mining)	44,900		1,083,886
Winthrop Realty Trust (Real Estate Investment Trusts)	79,700		528,411
Wright Express* (IT Services)	30,100		948,451
			82,394,616
Total Investments (Cost $169,024,908) 98.3%			202,388,285
Other Assets Less Liabilities 1.7%			3,483,507
Net Assets 100.0%			$205,871,792

Seligman Global Technology Fund

Common Stocks 91.1%
Australia 0.0%
United Customer Management Solutions*
(IT Consulting and Other Services)	2,282,186	$—
Canada 0.5%
Research In Motion* (Communications Equipment)	14,600	1,921,068
China 1.1%
Focus Media Holding (ADR)* (Advertising)	59,100	2,186,700
Tencent Holdings (Internet Software and Services)	632,000	2,158,564
		4,345,264
Finland 0.6%
Nokia (ADR) (Communications Equipment)	91,500	2,310,375
France 2.2%
Business Objects (ADR)* (Application Software)	227,300	8,526,023
Germany 1.3%
Infineon Technologies* (Semiconductors)	130,350	2,032,641
Qimonda (ADR)* (Semiconductors)	195,200	2,869,440
		4,902,081
India 5.3%
Hexaware Technologies (IT Consulting
and Other Services)	755,800	3,061,780
Rolta India (IT Consulting and Other Services)	228,984	2,302,445
Rolta India (GDR)*† (IT Consulting and Other Services)	477,700	4,834,324
Satyam Computer Services
(IT Consulting and Other Services)	446,130	5,115,221
Subex Azure (Application Software)	67,800	947,393
Tata Consultancy Services
(IT Consulting and Other Services)	137,300	4,196,124
		20,457,287
Israel 2.0%
Check Point Software Technologies* (Systems Software)	208,600	4,912,530
Orbotech* (Electronic Equipment Manufacturers)	126,900	2,909,817
		7,822,347

See footnotes on page 28.

Portfolios of Investments (unaudited)
April 30, 2007
Seligman Global Technology Fund (continued)

	Shares	Value
Japan 3.7%
Canon (Office Electronics)	74,200	$4,148,556
Elpida Memory* (Semiconductors)	70,000	2,942,435
Murata Manufacturing (Electronic Equipment
Manufacturers)	56,400	4,157,531
Tokyo Electron (Semiconductor Equipment)	42,600	2,954,699
		14,203,221
Netherlands 1.9%
ASML Holding (NY shares)*
(Semiconductor Equipment)	263,300	7,174,925
Philippines 0.7%
eTelcare Global Solutions* (Diversified Commercial
and Professional Services)	167,800	2,478,406
South Korea 0.7%
Hynix Semiconductor* (Semiconductors)	79,470	2,719,876
Sweden 1.0%
Telefonaktiebolaget LM Ericsson (ADR)
(Communications Equipment)	103,500	3,950,595
Switzerland 1.0%
Logitech International* (Computer Storage
and Peripherals)	136,300	3,680,884
Taiwan 2.9%
Innolux Display (Computer Storage and Peripherals)	744,000	2,113,636
HON HAI Precision Industry (Electronic
Manufacturing Services)	1,061,005	6,991,427
Unimicron Technology (Electronic
Equipment Manufacturers)	1,365,000	1,852,493
		10,957,556
United Kingdom 0.3%
C.S.R.* (Semiconductors)	70,387	1,072,429
United States 65.9%
Alliance Data Systems (Data Processing and
Outsourced Services)	43,200	2,750,112
Amdocs* (IT Consulting and Other Services)	368,500	13,542,375
American Medical Systems Holdings*
(Health Care Equipment)	77,800	1,379,394
Apple* (Computer Hardware)	88,900	8,872,220
Arrow Electronics Incorporated (Technology Distributors)	84,000	3,319,680
BEA Systems* (Application Software)	304,800	3,593,592
BMC Software* (Systems Software)	287,600	9,309,612
CA (Systems Software)	108,000	2,944,080
Cadence Design Systems* (Application Software)	510,500	11,333,100
Cisco Systems* (Communications Equipment)	285,900	7,644,966
Citrix Systems* (Systems Software)	89,300	2,911,180
Corning* (Communications Equipment)	181,500	4,305,180
Cymer* (Semiconductor Equipment)	158,400	6,416,784
Digital River* (Internet Software and Services)	120,000	7,023,600
Electronics for Imaging* (Computer Storage
and Peripherals)	149,000	3,973,830
EMC* (Computer Storage and Peripherals)	433,800	6,585,084
F5 Networks* (Communications Equipment)	29,000	2,226,620
Hewlett-Packard (Computer Hardware)	215,000	9,060,100
Integrated Device Technology* (Semiconductors)	62,200	931,756
Juniper Networks* (Communications Equipment)	151,300	3,383,068
KLA-Tencor (Semiconductor Equipment)	323,100	17,948,205
Lam Research* (Semiconductor Equipment)	97,000	5,216,660
Maxim Integrated Products (Semiconductors)	64,200	2,036,424
McAfee* (Internet Software and Services)	671,200	21,807,288
Microsemi* (Semiconductors)	127,600	2,948,836
Network Appliance* (Computer Storage and Peripherals)	156,300	5,815,923
NII Holdings* (Wireless Telecommunication Services)	84,600	6,493,050
NVIDIA* (Semiconductors)	94,900	3,121,261
Oracle* (Systems Software)	215,600	4,053,280
PerkinElmer (Life Sciences Tools and Services)	110,800	2,681,360
QUALCOMM (Communications Equipment)	355,600	15,575,280
Rambus* (Semiconductors)	44,500	881,545
Red Hat* (Systems Software)	124,100	2,623,474
RightNow Technologies* (IT Consulting and
Other Services)	243,700	3,621,382
Seagate Technology (Computer Storage
and Peripherals)	303,100	6,713,665
Silicon Laboratories* (Semiconductors)	31,300	1,026,953
Spansion (Class A) (Semiconductors)	152,800	1,500,496
Sun Microsystems* (Computer Hardware)	470,200	2,454,444
Synopsys* (Application Software)	541,000	14,964,060
TIBCO Software (Application Software)	301,300	2,747,856
Time Warner Telecom (Class A)* (Alternative Carriers)	98,200	2,013,100
VeriSign* (Internet Software and Services)	438,300	11,987,505
Xilinx (Semiconductors)	97,200	2,865,456
		252,603,836
Total Investments (Cost $310,578,435) 91.1%		349,126,173
Other Assets Less Liabilities 8.9%		34,046,270
Net Assets 100.0%		$383,172,443

See footnotes on page 28.

Portfolios of Investments (unaudited)
April 30, 2007
Seligman International Growth Fund

	Shares	Value
Common Stocks 96.5%
Australia 1.4%
Aristocrat Leisure (Hotels, Restaurants and Leisure)	39,268	$537,733
Brambles* (Commercial Services and Supplies)	45,964	501,370
Transurban Group (Transportation Infrastructure)	54,573	363,676
		1,402,779
Austria 0.7%
Erste Bank der Oesterreichischen Sparkassen
(Commercial Banks)	8,668	695,186
Brazil 1.4%
Companhia Vale do Rio Doce “CVRD” (ADR)
(Metals and Mining)	35,100	1,425,411
Canada 6.9%
Cameco (Oil, Gas and Consumable Fuels)	23,700	1,104,894
Potash Corp. of Saskatchewan (Chemicals)	6,300	1,130,976
Research In Motion* (Communications Equipment)	17,500	2,302,650
Rogers Communications (Class B) (Media)	29,600	1,134,769
SNC-Lavalin Group (Construction and Engineering)	10,061	288,260
Suncor Energy (Oil, Gas and Consumable Fuels)	12,500	1,002,906
		6,964,455
China 2.5%
China Citic Bank* (Commercial Banks)	29,000	24,357
China Merchants Bank* (Commercial Banks)	263,000	642,685
China Resources Enterprise (Distributors)	82,000	272,620
Ctrip.com International (ADR)
(Hotels, Restaurants and Leisure)	15,600	1,106,352
Suntech Power Holdings* (Electrical Equipment)	13,500	489,780
		2,535,794
Denmark 1.7%
Vestas Wind Systems (Electrical Equipment)	26,300	1,698,558
Finland 2.8%
Nokia (Communications Equipment)	109,010	2,755,728
France 10.4%
Accor (Hotels, Restaurants and Leisure)	20,427	1,919,271
Alstom* (Electrical Equipment)	10,538	1,562,890
Essilor International (Health Care Equipment and Supplies)	6,860	825,143
France Telecom (Diversified Telecommunication Services)	17,378	506,593
PPR (Multiline Retail)	5,867	1,017,123
Vallourec (Machinery)	3,844	1,050,198
Veolia Environnement (Multi-Utilities)	42,795	3,533,698
		10,414,916
Germany 16.5%
BASF (Chemicals)	10,944	1,298,760
Continental (Auto Components)	14,649	2,043,229
Deutsche Boerse* (Diversified Financial Services)	6,556	1,543,342
Fresenius Medical (Health Care Providers and Services)	13,494	2,032,642
Infineon Technologies* (Semiconductors and
Semiconductor Equipment)	71,270	1,111,364
KarstadtQuelle (Multiline Retail)	61,133	2,362,099
Salzgitter (Metals and Mining)	11,763	1,947,788
Siemens (Industrial Conglomerates)	7,538	910,310
Volkswagon (Automobiles)	10,397	1,578,608
Wacker Chemie* (Chemicals)	9,879	1,801,823
		16,629,965
Greece 0.7%
National Bank of Greece (Commercial Banks)	13,346	744,418
Hong Kong 1.0%
Shun Tak Holdings (Real Estate Management
and Development)	724,000	1,005,645
Ireland 3.0%
Elan (ADR)* (Pharmaceuticals)	102,600	1,424,088
Ryanair Holdings (ADR)* (Airlines)	35,100	1,638,117
		3,062,205
Japan 10.5%
Canon (Office Electronics)	18,100	1,011,979
East Japan Railway (Road and Rail)	121	980,610
Ibiden (Electronic Equipment and Instruments)	14,200	806,637
Japan Tobacco (Tobacco)	384	1,874,574
Mitsubishi Heavy Industries (Machinery)	125,000	769,534
Nintendo (Software)	3,000	933,333
ORIX (Consumer Finance)	2,200	586,038
Rakuten (Internet and Catalog Retail)	2,156	869,675
Sony (Household Durables)	18,600	990,723
Sumitomo Realty & Development (Real Estate
Management and Development)	30,000	1,106,086
Yamada Denki (Specialty Retail)	6,740	621,038
		10,550,227
Luxembourg 0.5%
Millicom International Cellular (Wireless
Telecommunication Services)	6,400	520,000

See footnotes on page 28.

Portfolios of Investments (unaudited)
April 30, 2007
Seligman International Growth Fund (continued)

	Shares	Value
Mexico 0.8%
America Movil (Class L) (ADR) (Wireless
Telecommunication Services)	16,100	$845,733
Netherlands 4.7%
ASML Holding* (Semiconductors and
Semiconductor Equipment)	64,970	1,753,134
Royal Numico “Koninklijke Numico”* (Food Products)	27,772	1,533,837
Unilever (Food Products)	46,238	1,406,995
		4,693,966
Norway 0.4%
Renewable Energy (Semiconductors and
Semiconductor Equipment)	13,900	399,697
Russia 0.1%
OAO Gazprom (ADR)† (Energy Equipment and Services)	3,550	139,190
South Korea 1.7%
LG Electronics (Household Durables)	24,809	1,657,125
Spain 0.9%
Gamesa Corporacion Tecnologica (Electrical Equipment)	25,873	885,899
Sweden 2.0%
Alfa Laval (Machinery)	10,550	642,194
Sandvik (Machinery)	66,200	1,261,073
Swedish Match (Tobacco)	6,800	125,518
		2,028,785
Switzerland 8.0%
ABB* (Electrical Equipment)	28,667	572,964
Julius Baer Holding (Capital Markets)	21,788	1,517,895
Nestle (Food Products)	6,729	2,665,884
Nobel Biocare Holding (Health Care Equipment
and Supplies)	2,510	906,097
Swatch Group (Textiles, Apparel and Luxury Goods)	19,691	1,143,493
Xstrata (Metals and Mining)	23,460	1,229,876
		8,036,209
Taiwan 1.3%
Au Optronics* (Electronic Equipment and Instruments)	529,000	839,792
HON HAI Precision Industry (Electronic Equipment
and Instruments)	64,000	421,724
		1,261,516
United Kingdom 16.6%
Amvescap (Capital Markets)	167,808	1,966,776
ARM Holdings (Semiconductors and
Semiconductor Equipment)	411,203	1,094,531
Imperial Chemical Industries (Chemicals)	47,523	503,849
Kesa Electricals (Specialty Retail)	131,513	881,398
Man Group (Capital Markets)	188,899	2,113,199
Marks & Spencer Group (Multiline Retail)	8,397	123,918
Michael Page International (Commercial
Services and Supplies)	64,292	736,291
Next (Multiline Retail)	14,194	661,388
Reckitt Benckiser (Household Products)	44,548	2,441,084
Rolls-Royce Group (Aerospace and Defense)	105,139	1,004,664
Rolls-Royce Group (Rights)* (Aerospace and Defense)	8,198,312	16,378
Smith & Nephew (Health Care Equipment and Supplies)	125,068	1,564,238
Tesco (Food and Staples Retailing)	396,032	3,639,301
		16,747,015
Total Investments (Cost $84,466,510) 96.5%		97,100,422
Other Assets Less Liabilities 3.5%		3,546,176
Net Assets 100.0%		$100,646,598

* Non-income producing security.
ADR—American Depositary Receipts.
BDR—Brazilian Depositary Receipts.
GDR—Global Depositary Receipts.
†  The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
See Notes to Financial Statements.

Statements of Assets and Liabilities (unaudited)
April 30, 2007

				Global
	Emerging	Global	Global Smaller	Technology	International
	Markets Fund	Growth Fund	Companies Fund	Fund	Growth Fund
Assets:
Investments, at value:
Common stocks and warrants	$106,444,681	$40,047,643	$ 202,388,285	$349,126,173	$97,100,422
Preferred stocks	4,151,140	—	—	—	—
Total investments*	110,595,821	40,047,643	202,388,285	349,126,173	97,100,422
Cash denominated in U.S. dollars	498,599	262,550	4,118,986	31,349,692	2,725,493
Cash denominated in foreign currencies**	10,360	13,012	—	2,642,869	442,525
Receivable for securities sold	2,392,373	120,871	892,970	9,983,543	2,529,445
Receivable for Capital Stock sold	267,470	52,860	274,482	428,066	150,724
Dividends receivable	239,874	112,566	376,353	138,437	308,531
Expenses prepaid to shareholder service agent	62,959	27,481	84,794	163,710	42,636
Receivable from Manager (Note 3)	44,096	15,670	—	—	—
Unrealized appreciation on forward currency contracts	1,363	217	1,014	—	5,030
Other	16,992	5,070	13,204	230,810	12,582
Total Assets	114,129,907	40,657,940	208,150,088	394,063,300	103,317,388
Liabilities:
Payable for securities purchased	2,011,297	244,730	1,271,177	8,896,676	1,998,752
Payable for Capital Stock repurchased	298,720	158,196	588,857	1,235,880	441,484
Management fee payable	114,680	33,274	159,218	313,393	81,059
Unrealized depreciation on forward currency contracts	50,624	9	1,276	—	1,908
Distribution and service (12b-1) fees payable	50,355	19,271	86,991	177,015	46,395
Accrued expenses and other	154,675	69,838	170,777	267,893	101,192
Total Liabilities	2,680,351	525,318	2,278,296	10,890,857	2,670,790
Net Assets	$111,449,556	$40,132,622	$ 205,871,792	$383,172,443	$100,646,598
Composition of Net Assets:
Capital Stock, at par:
Class A	$4,626	$2,608	$ 6,817	$15,253	$2,886
Class B	556	369	535	2,064	523
Class C	562	367	528	1,502	492
Class D	1,988	932	2,949	4,496	1,249
Class I	635	157	688	n/a	719
Class R	263	3	14	38	17
Additional paid-in capital	71,992,155	79,418,608	160,152,815	766,102,679	78,545,104
Accumulated net investment loss (Note 6)	(489,325)	(416,385)	(1,114,012)	(2,906,570)	(631,477)
Accumulated net realized gain (loss) on investments and
foreign currency transactions (Note 6)	7,951,361	(45,763,260)	13,453,237	(418,590,967)	10,088,214
Net unrealized appreciation of investments and foreign
currency transactions	31,986,735	6,889,223	33,368,221	38,543,948	12,638,871
Net Assets	$111,449,556	$40,132,622	$ 205,871,792	$383,172,443	$100,646,598
Net Assets:
Class A	$61,540,490	$24,418,931	$ 127,287,034	$261,127,646	$51,081,923
Class B	6,685,535	3,130,924	8,651,104	31,104,669	8,270,980
Class C	6,784,676	3,119,023	8,566,636	22,636,163	7,790,600
Class D	24,015,682	7,919,455	47,775,185	67,653,916	19,798,584
Class I	8,948,032	1,520,949	13,332,276	n/a	13,399,178
Class R	3,475,141	23,340	259,557	650,049	305,333
Shares of Capital Stock Outstanding:
Class A	4,625,900	2,607,823	6,816,948	15,253,072	2,885,741
Class B	555,726	368,711	535,520	2,064,363	522,837
Class C	562,016	367,035	528,154	1,501,474	491,631
Class D	1,987,931	932,284	2,948,621	4,496,081	1,249,159
Class I	635,509	157,182	687,930	n/a	719,066
Class R	262,528	2,512	14,032	38,302	17,361
Net Asset Value Per Share:
Class A	$13.30	$9.36	$18.67	$17.12	$17.70
Class B	12.03	8.49	16.15	15.07	15.82
Class C	12.07	8.50	16.22	15.08	15.85
Class D	12.08	8.49	16.20	15.05	15.85
Class I	14.08	9.68	19.38	n/a	18.63
Class R	13.24	9.29	18.50	16.97	17.59

* Cost of investments:	$78,566,176	$33,163,194	$ 169,024,908	$310,578,435	$84,466,510
** Cost of foreign currencies:	$10,440	$13,104	$ —	$2,647,759	$445,352
See Notes to Financial Statements.

Statements of Operations (unaudited)
For the Six Months Ended April 30, 2007

				Global
	Emerging	Global	Global Smaller	Technology	International
	Markets Fund	Growth Fund	Companies Fund	Fund	Growth Fund
Investment Income:
Dividends	$856,466	$157,975	$1,119,345	$609,721	$513,431
Interest	9,451	3,122	14,328	249,494	24,174
Total Investment Income*	865,917	161,097	1,133,673	859,215	537,605
Expenses:
Management fee	660,973	206,632	937,221	1,877,855	476,044
Shareholder account services	267,882	101,970	342,270	635,275	178,323
Distribution and service (12b-1) fees	259,427	105,285	471,351	913,578	239,276
Custody and related services	156,283	52,286	136,549	149,773	87,139
Auditing and legal fees	45,764	22,045	49,633	79,758	32,969
Registration	39,918	35,751	45,471	51,820	39,422
Shareholder reports and communications	21,868	9,224	19,539	31,985	11,653
Directors’ fees and expenses	3,710	2,724	5,079	6,615	3,438
Miscellaneous	7,116	5,028	11,899	19,126	6,709
Total Expenses	1,462,941	540,945	2,019,012	3,765,785	1,074,973
Reimbursement from Manager (Note 3)	(105,824)	(55,403)	—	—	—
Total Expenses After Reimbursement	1,357,117	485,542	2,019,012	3,765,785	1,074,973
Net Investment Loss	(491,200)	(324,445)	(885,339)	(2,906,570)	(537,368)
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions**	8,318,210	3,468,703	14,189,367	22,676,687	13,516,772
Net change in unrealized appreciation of investments and
foreign currency transactions	9,386,096	447,284	11,446,969	19,188,120	(648,855)
Net Gain on Investments and Foreign Currency Transactions	17,704,306	3,915,987	25,636,336	41,864,807	12,867,917
Increase in Net Assets from Operations	$17,213,106	$3,591,542	$24,750,997	$38,958,237	$12,330,549

* Net of foreign taxes withheld:	$94,522	$6,315	$72,054	$19,212	$50,903
** Net of foreign taxes paid:	$263	$—	$—	$—	$—
See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)

	Emerging		Global		Global Smaller
	Markets Fund		Growth Fund		Companies Fund
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006
Operations:
Net investment loss	$(491,200)	$(472,187)	$(324,445)	$(586,440)	$(885,339)	$(1,319,026)
Net realized gain on investments and foreign
currency transactions†	8,318,210	14,651,366	3,468,703	3,986,177	14,189,367	33,213,833
Net change in unrealized appreciation of investments
and foreign currency transactions†	9,386,096	11,213,845	447,284	3,529,093	11,446,969	3,874,379
Increase in Net Assets from Operations	17,213,106	25,393,024	3,591,542	6,928,830	24,750,997	35,769,186
Distributions to Shareholders:
Net realized short-term gain on investments:
Class A	(2,719,635)	(85,561)	—	—	(5,868,094)	—
Class B	(366,055)	(12,211)	—	—	(559,566)	—
Class C	(324,911)	(7,921)	—	—	(407,691)	—
Class D	(1,092,228)	(25,625)	—	—	(2,654,196)	—
Class I	(378,007)	(11,038)	—	—	(561,176)	—
Class R	(119,611)	(1,256)	—	—	(6,694)	—
	(5,000,447)	(143,612)	—	—	(10,057,417)	—
Net realized long-term gain on investments:
Class A	(3,390,771)	(3,312,857)	—	—	(8,780,024)	(6,915,722)
Class B	(456,387)	(472,839)	—	—	(836,656)	(1,165,718)
Class C	(405,090)	(304,906)	—	—	(610,040)	(424,076)
Class D	(1,361,762)	(992,270)	—	—	(3,971,274)	(3,300,723)
Class I	(471,289)	(427,423)	—	—	(839,645)	(591,939)
Class R	(149,128)	(48,630)	—	—	(10,015)	(6,713)
	(6,234,427)	(5,558,925)	—	—	(15,047,654)	(12,404,891)
Decrease in Net Assets from Distributions	(11,234,874)	(5,702,537)	—	—	(25,105,071)	(12,404,891)
Capital Share Transactions:
Net proceeds from sales of shares	10,388,180	23,845,705	836,352	5,096,882	9,567,074	18,475,418
Exchanged from associated funds	3,197,526	14,737,922	1,949,071	1,202,270	1,239,122	4,453,048
Investment of gain distributions	10,071,213	5,049,372	—	—	22,156,155	11,021,627
Total	23,656,919	43,632,999	2,785,423	6,299,152	32,962,351	33,950,093
Cost of shares repurchased	(12,627,391)	(30,752,798)	(7,560,250)	(14,071,708)	(19,850,433)	(40,907,442)
Exchanged into associated funds	(4,990,557)	(12,421,374)	(2,420,013)	(2,977,688)	(3,539,177)	(11,414,407)
Total	(17,617,948)	(43,174,172)	(9,980,263)	(17,049,396)	(23,389,610)	(52,321,849)
Increase (Decrease) in Net Assets from
Capital Share Transactions	6,038,971	458,827	(7,194,840)	(10,750,244)	9,572,741	(18,371,756)
Increase (Decrease) in Net Assets	12,017,203	20,149,314	(3,603,298)	(3,821,414)	9,218,667	4,992,539
Net Assets:
Beginning of period	99,432,353	79,283,039	43,735,920	47,557,334	196,653,125	191,660,586
End of Period*	$111,449,556	$99,432,353	$40,132,622	$43,735,920	$205,871,792	$196,653,125

* Including undistributed/accumulated net investment
income (loss):	$(489,325)	$1,875	$(416,385)	$(91,940)	$(1,114,012)	$(228,673)
† Certain amounts for the year ended October 31, 2006 were
reclassified to conform to the current period’s presentation.
See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)

	Global		International
	Technology Fund		Growth Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006
Operations:
Net investment loss	$(2,906,570)	$(5,765,851)	$(537,368)	$(690,794)
Net realized gain on investments and foreign currency transactions†	22,676,687	64,747,712	13,516,772	10,741,634
Net change in unrealized appreciation of investments
and foreign currency transactions†	19,188,120	8,832,922	(648,855)	7,894,947
Increase in Net Assets from Operations	38,958,237	67,814,783	12,330,549	17,945,787
Capital Share Transactions:
Net proceeds from sales of shares	23,058,166	22,825,103	6,032,095	12,019,862
Exchanged from associated funds	773,564	2,889,489	4,690,265	8,616,894
Total	23,831,730	25,714,592	10,722,360	20,636,756
Cost of shares repurchased	(42,167,493)	(84,361,707)	(11,510,900)	(18,117,827)
Exchanged into associated funds	(3,139,912)	(6,326,676)	(4,420,051)	(2,977,424)
Total	(45,307,405)	(90,688,383)	(15,930,951)	(21,095,251)
Decrease in Net Assets from Capital Share Transactions	(21,475,675)	(64,973,791)	(5,208,591)	(458,495)
Increase in Net Assets	17,482,562	2,840,992	7,121,958	17,487,292
Net Assets:
Beginning of period	365,689,881	362,848,889	93,524,640	76,037,348
End of Period*	$383,172,443	$365,689,881	$100,646,598	$93,524,640

* Including undistributed/accumulated net investment income (loss):	$(2,906,570)	$—	$(631,477)	$(94,109)
† Certain amounts for the year ended October 31, 2006 were
reclassified to conform to the current period’s presentation.
See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.

Organization and Multiple Classes of Shares — Seligman Global Fund Series, Inc. (the “Series”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Series consists of five separate Funds: Seligman Emerging Markets Fund (the “Emerging Markets Fund”), Seligman Global Growth Fund (the “Global Growth Fund”), Seligman Global Smaller Companies Fund (the “Global Smaller Companies Fund”), Seligman Global Technology Fund (the “Global Technology Fund”), and Seligman International Growth Fund (the “International Growth Fund”). Each Fund of the Series offers six classes of shares with the exception of Global Technology Fund, which offers five classes of shares (Class I shares are not offered).

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Series’ Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Series:

a.

Security Valuation — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Notwithstanding these valuation methods, the Funds may adjust the value of securities as described below.

Many securities markets and exchanges outside the United States (“US”) close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Board of Directors approved fair value procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available or otherwise no longer valid or reliable are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

b.

Foreign Securities — Investments in foreign securities are subject to certain risks, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investments in foreign securities will be traded primarily in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

Notes to Financial Statements (unaudited)

(ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The Series’ net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

The Series does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

c.

Forward Currency Contracts — The Series may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and foreign currency transactions. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss on investments and foreign currency transactions.

d.

Options — Each Fund is authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no written options for the six months ended April 30, 2007.

e.

Taxes — There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

f.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

g.

Multiple Class Allocations — Each Fund’s income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended April 30, 2007, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

	h.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

3.

Management Fee, Distribution Services, and Other Transactions — J. & W. Seligman Co. Incorporated (the “Manager”) manages the affairs of the Series and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund’s average daily net assets. The annual management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of the first $1 billion of the Fund’s average daily net assets, 1.15% of the next $1 billion of the Fund’s average daily net assets, and 1.05% of the Fund’s average daily net assets in excess of $2 billion. The annual management fee rate with respect to the Global Growth Fund and the International Growth Fund is equal to 1.00% on the first $50 million of the Fund’s average daily net assets, 0.95% on the next $1 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $1.05 billion. The annual management fee rate with respect to Global Smaller Companies Fund is equal to 1.00% on the first $100 million of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $100 million. The annual management fee rate with respect to the Global Technology Fund is equal to 1.00% of the first $2 billion of the Fund’s average daily net assets, 0.95% of the next $2 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $4 billion.

The management fees reflected in the Statements of Operations for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund, and International Growth Fund were 1.25%, 1.00%, 0.95%, 1.00% and 0.98%, respectively, per annum of the average daily net assets of each of the Funds of the Series.

Wellington Management Company, LLP (the “Subadviser”), is the Subadviser to the Series and is responsible for furnishing investment advice, research and assistance with respect to Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund (the “Subadvised Funds”). Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee for each of the Subadvised Funds determined as follows: for Emerging Markets Fund, the Subadviser receives 0.65% of the Fund’s average daily net assets; for Global Growth Fund and International Growth Fund, the Subadviser receives 0.45% on the first $50 million of each Fund’s average daily net assets and 0.40% of each Fund’s daily net assets in excess of $50 million; for Global Smaller Companies Fund, the Subadviser receives 0.75% on the first $100 million of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets in excess of $100 million.

Notes to Financial Statements (unaudited)

The Manager has contractually undertaken to waive its management fee and/or to reimburse expenses to the extent a Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of average daily net assets of Seligman Emerging Markets Fund, Seligman Global Growth Fund, and Seligman International Growth Fund. These undertakings will remain in effect at least until February 29, 2008. Other fee waiver/expense reimbursement arrangements were in effect prior to these current arrangements.

For the six months ended April 30, 2007, the amount of expenses reimbursed by the Manager and the amount receivable from the Manager at April 30, 2007 were as follows:

		Receivable
		From
Fund	Reimbursements	Manager
Emerging Markets Fund	$105,824	$44,096
Global Growth Fund	55,403	15,670

Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager.

For the six months ended April 30, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of each Fund’s shares and an affiliate of the Manager, received commissions and concessions from sales of Class A and Class C shares. Commissions were also paid to dealers for sales of Class A and Class C shares as follows:

	Commissions
	and Concessions
	Retained by	Dealer
Fund	Distributor	Commissions
Emerging Markets Fund	$3,819	$36,700
Global Growth Fund	611	5,764
Global Smaller Companies Fund	2,841	27,215
Global Technology Fund	14,344	119,368
International Growth Fund	2,308	22,916

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series monthly pursuant to the Plan. For the six months ended April 30, 2007, fees incurred by the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, aggregated $73,138, $30,824, $150,532, $311,874, and $61,427, respectively, or 0.25% per annum of the average daily net assets of each Fund’s Class A shares.

Under the Plan, with respect to Class B, Class C, Class D, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25% in the case of Class R) on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

For the six months ended April 30, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, Class D, and 0.50% per annum of the average daily net assets of Class R shares, were as follows:

Fund	Class B	Class C	Class D	Class R
Emerging Markets Fund	$34,274	$33,121	$111,816	$7,078
Global Growth Fund	16,903	15,868	41,640	50
Global Smaller Companies Fund	46,241	40,412	233,788	378
Global Technology Fund	159,925	108,664	331,669	1,446
International Growth Fund	41,103	38,496	97,812	438

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the six months ended April 30, 2007, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees pursuant to the Plan, as follows:

Distribution and
Fund	Service (12b-1) Fees
Emerging Markets Fund	$6,478
Global Growth Fund	2,189
Global Smaller Companies Fund	7,428
Global Technology Fund	27,406
International Growth Fund	2,777

The Distributor is entitled to retain any CDSC imposed on certain redemptions of shares. For the six months ended April 30, 2007, such charges were as follows:

Fund	Amount
Emerging Markets Fund	$6,264
Global Growth Fund	7,091
Global Smaller Companies Fund	17,904
Global Technology Fund	18,558
International Growth Fund	16,699

The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the six months ended April 30, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

Fund	Amount
Emerging Markets Fund	$267,882
Global Growth Fund	101,970
Global Smaller Companies Fund	342,270
Global Technology Fund	635,275
International Growth Fund	178,323

These charges are determined in accordance with a methodology approved by the Series directors. Class I shares receive more limited shareholder services than the Funds’ other classes of shares (the “Retail Classes”).

Notes to Financial Statements (unaudited)

Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

For each Fund, costs of Seligman Data Corp. directly attributable to the Retail Classes were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their respective net asset values, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009, respectively. The obligation of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of April 30, 2007, the Series’ potential obligation under the Guaranties is $202,900. As of April 30, 2007, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. Each Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to each Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Series or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses, and the accumulated balances thereof at April 30, 2007 are included in accrued expenses and other liabilities as follows:

Fund	Amount
Emerging Markets Fund	$253
Global Growth Fund	200
Global Smaller Companies Fund	329
Global Technology Fund	474
International Growth Fund	247

Deferred fees and related accrued earnings are not deductible by the Series for federal income tax purposes until such amounts are paid.

4.

Committed Line of Credit — The Series is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund’s borrowings have been limited to 10% of its total assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. The Series intends to maintain a committed line of credit. For the six months ended April 30, 2007, the Series did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the six months ended April 30, 2007, were as follows:

Fund	Purchases	Sales
Emerging Markets Fund	$49,278,312	$52,992,692
Global Growth Fund	20,150,786	27,248,364
Global Smaller Companies Fund	61,726,492	80,742,778
Global Technology Fund	294,276,161	312,937,505
International Growth Fund	114,549,618	120,285,186

6.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of each Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended April 30, 2007, and will vary from the final tax information as of the Series’ year end.

At April 30, 2007, the tax basis cost of investments for federal income tax purposes for each Fund was as follows:

Tax Basis
Fund	Cost
Emerging Markets Fund	$78,795,040
Global Growth Fund	33,533,573
Global Smaller Companies Fund	170,394,507
Global Technology Fund	312,116,207
International Growth Fund	84,725,557

The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Notes to Financial Statements (unaudited)

The tax basis components of accumulated earnings (losses) at April 30, 2007 are presented below. Undistributed ordinary income primarily consists of net short-term capital gains.

			Global Smaller	Global
	Emerging	Global	Companies	Technology	International
	Markets Fund	Growth Fund	Fund	Fund	Growth Fund
Gross unrealized appreciation
of portfolio securities*	$32,766,887	$7,294,488	$40,969,271	$41,273,748	$13,482,010
Gross unrealized depreciation
of portfolio securities*	(966,106)	(780,418)	(8,975,493)	(4,263,782)	(1,107,145)
Net unrealized appreciation
of portfolio securities*	31,800,781	6,514,070	31,993,778	37,009,966	12,374,865
Net unrealized appreciation/depreciation
of foreign currencies and
forward currency contracts	(42,792)	4,566	5,105	(3,790)	1,840
Undistributed ordinary income (loss)	2,978,303	(325,884)	2,620,381	(3,003,423)	5,870,513
Capital loss carryforwards	—	(48,899,689)	—	(438,950,477)	(2,984,767)
Current period net realized gains	4,659,564	3,416,718	11,088,512	21,994,610	6,833,404
Total accumulated earnings (losses)	$39,395,856	$(39,290,219)	$45,707,776	$(382,953,114)	$22,095,855

*Includes the effects of foreign currency translations.

The tax characterization of distributions paid for the six months ended April 30, 2007, were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
Emerging Markets Fund	$5,000,447	$6,234,427
Global Smaller Companies Fund	10,057,417	15,047,654

At October 31, 2006, the Funds listed below had net capital loss carryforwards for federal income tax purposes, which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. These capital loss carryforwards expire in amounts and fiscal years as follows:

		Global
Fiscal	Global	Technology	International
Year	Growth Fund	Fund	Growth Fund
2009	$22,534,798	$228,585,471	$—
2010	26,311,335	193,291,796	2,984,767
2011	53,556	17,073,210	—
Total	$48,899,689	$438,950,477	$2,984,767

7.	Outstanding Forward Currency Contracts — At April 30, 2007, the Series had outstanding forward currency contracts to purchase or sell foreign currencies as follows:

					Unrealized
	Foreign	In Exchange	Settlement		Appreciation
Contract	Currency	For US$	Date	Value US$	(Depreciation)
Emerging Markets Fund
Bought:
Singapore dollars	489,194	322,677	5/3/07	321,997	$(680)
South African rand	234,827	33,680	5/7/07	33,276	(404)
South African rand	114,833	16,343	5/8/07	16,272	(71)
					$(1,155)
Sold:
Hong Kong dollars	761,066	97,309	5/2/07	97,293	$16
Mexican pesos	7,699,695	702,899	5/2/07	703,047	(148)
Hong Kong dollars	3,089,757	395,074	5/3/07	394,988	86
Mexican pesos	5,632,766	515,580	5/3/07	514,319	1,261
Mexican pesos	1,590,297	145,029	5/4/07	145,207	(178)
South African rand	4,345,000	589,736	10/5/07	605,219	(15,483)
South African rand	11,216,000	1,528,628	10/5/07	1,562,288	(33,660)
					$(48,106)

Notes to Financial Statements (unaudited)

					Unrealized
	Foreign	In Exchange	Settlement		Appreciation
Contract	Currency	For US$	Date	Value US$	(Depreciation)
Global Growth Fund
Bought:
Euros	51,446	69,989	5/2/07	70,206	$217
Hong Kong dollars	437,081	55,885	5/2/07	55,876	(9)
					$208
Global Smaller Companies Fund
Bought:
Japanese yen	7,991,745	67,356	5/1/07	66,885	$(471)
Australian dollars	36,446	30,342	5/2/07	30,271	(71)
Euros	35,918	48,956	5/2/07	49,015	59
Singapore dollars	48,296	31,889	5/2/07	31,790	(99)
Australian dollars	187,853	156,382	5/3/07	156,021	(361)
Australian dollars	49,928	41,361	5/3/07	41,469	108
British pounds	17,684	35,380	5/3/07	35,364	(16)
Canadian dollars	132,000	119,098	5/3/07	118,929	(169)
Singapore dollars	57,162	37,705	5/3/07	37,625	(80)
Singapore dollars	19,053	12,531	5/4/07	12,541	10
					$(1,090)
Sold:
British pounds	1,231	2,452	5/1/07	2,461	$(9)
Japanese yen	5,011,000	41,961	5/2/07	41,938	23
Japanese yen	28,239,154	237,154	5/7/07	236,340	814
					$828
International Growth Fund
Bought:
British pounds	192,011	382,547	5/1/07	383,964	$1,417
Euros	375,349	510,632	5/2/07	512,220	1,588
Euros	27,853	37,963	5/2/07	38,009	46
British pounds	23,406	46,826	5/3/07	46,805	(21)
Norwegian krone	1,027,855	172,436	5/3/07	172,758	322
Swedish krona	696,301	103,870	5/3/07	103,925	55
Norwegian krone	1,326,596	223,265	5/4/07	222,968	(297)
Swedish krona	148,626	22,207	5/4/07	22,182	(25)
					$3,085
Sold:
Canadian dollars	41,354	36,849	5/1/07	37,259	$(410)
British pounds	178,590	356,376	5/2/07	357,126	(750)
Canadian dollars	69,294	62,028	5/2/07	62,433	(405)
Hong Kong dollars	44,777	5,725	5/2/07	5,724	1
Canadian dollars	79,729	71,834	5/3/07	71,834	—
Hong Kong dollars	44,980	5,751	5/3/07	5,750	1
Japanese yen	55,530,358	466,348	5/7/07	464,748	1,600
					$37

Notes to Financial Statements (unaudited)

8.

Capital Share Transactions — The Series has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors of the Series, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At April 30, 2007, 400,000,000 shares were authorized for each Fund of the Series, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

        Emerging Markets Fund

	Six Months Ended		Year Ended		Six Months Ended		Year Ended
	April 30, 2007		October 31, 2006		April 30, 2007		October 31, 2006
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	329,360	$4,094,631	993,345	$11,539,936	15,162	$175,245	55,425	$598,988
Exchanged from associated funds	176,408	2,228,860	653,834	7,550,655	28,886	327,661	305,967	3,219,405
Investment of gain distributions	431,183	5,057,780	287,573	2,844,096	72,522	771,637	49,637	453,683
Conversion from Class B*	34,079	430,362	150,083	1,731,623	—	—	—	—
Total	971,030	11,811,633	2,084,835	23,666,310	116,570	1,274,543	411,029	4,272,076
Cost of shares repurchased	(474,835)	(5,972,274)	(1,817,140)	(21,184,451)	(73,357)	(841,635)	(127,185)	(1,361,080)
Exchanged into associated funds	(267,767)	(3,335,235)	(608,152)	(7,021,344)	(46,255)	(518,219)	(191,418)	(2,089,736)
Conversion to Class A*	—	—	—	—	(37,587)	(430,362)	(162,858)	(1,731,623)
Total	(742,602)	(9,307,509)	(2,425,292)	(28,205,795)	(157,199)	(1,790,216)	(481,461)	(5,182,439)
Increase (decrease)	228,428	$2,504,124	(340,457)	$(4,539,485)	(40,629)	$(515,673)	(70,432)	$(910,363)
Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	75,824	$873,508	182,111	$1,972,738	295,981	$3,380,757	586,256	$6,278,859
Exchanged from associated funds	12,962	148,313	97,660	1,038,157	42,982	492,692	272,937	2,928,650
Investment of gain distributions	65,593	700,536	32,529	296,483	226,689	2,423,309	105,427	966,762
Total	154,379	1,722,357	312,300	3,307,378	565,652	6,296,758	964,620	10,174,271
Cost of shares repurchased	(68,078)	(776,834)	(130,473)	(1,327,723)	(287,886)	(3,281,650)	(384,088)	(4,110,332)
Exchanged into associated funds	(49,438)	(557,124)	(83,445)	(871,431)	(51,181)	(579,963)	(236,429)	(2,434,698)
Total	(117,516)	(1,333,958)	(213,918)	(2,199,154)	(339,067)	(3,861,613)	(620,517)	(6,545,030)
Increase	36,863	$388,399	98,382	$1,108,224	226,585	$2,435,145	344,103	$3,629,241
Class I					Class R
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	67,347	$876,447	132,064	$1,584,664	79,403	$987,592	164,257	$1,870,520
Exchanged from associated funds	—	—	—	—	—	—	85	1,055
Investment of gain distributions	68,602	849,295	42,487	438,461	23,001	268,656	5,054	49,887
Total	135,949	1,725,742	174,551	2,023,125	102,404	1,256,248	169,396	1,921,462
Cost of shares repurchased	(108,767)	(1,394,725)	(176,640)	(2,211,198)	(28,823)	(360,289)	(49,701)	(558,014)
Exchanged into associated funds	—	—	—	—	—	—	(351)	(4,165)
Total	(108,767)	(1,394,725)	(176,640)	(2,211,198)	(28,823)	(360,289)	(50,052)	(562,179)
Increase (decrease)	27,182	$331,017	(2,089)	$(188,073)	73,581	$895,959	119,344	$1,359,283

See footnote on page 43.

Notes to Financial Statements (unaudited)

Global Growth Fund

	Six Months Ended		Year Ended		Six Months Ended		Year Ended
	April 30, 2007		October 31, 2006		April 30, 2007		October 31, 2006
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	39,041	$351,920	411,890	$3,621,384	10,127	$82,668	37,722	$283,571
Exchanged from associated funds	208,694	1,827,961	41,754	347,721	5,631	46,750	29,027	221,247
Conversion from Class B*	21,360	193,643	143,706	1,187,570	—	—	—	—
Total	269,095	2,373,524	597,350	5,156,675	15,758	129,418	66,749	504,818
Cost of shares repurchased	(397,465)	(3,583,072)	(875,325)	(7,251,968)	(76,083)	(628,617)	(263,928)	(1,990,799)
Exchanged into associated funds	(228,552)	(2,023,532)	(271,087)	(2,180,182)	(6,117)	(50,664)	(43,360)	(330,139)
Conversion to Class A*	—	—	—	—	(23,529)	(193,643)	(157,228)	(1,187,570)
Total	(626,017)	(5,606,604)	(1,146,412)	(9,432,150)	(105,729)	(872,924)	(464,516)	(3,508,508)
Decrease	(356,922)	$(3,233,080)	(549,062)	$(4,275,475)	(89,971)	$(743,506)	(397,767)	$(3,003,690)
Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	15,913	$130,500	34,570	$263,103	24,947	$205,225	62,054	$470,296
Exchanged from associated funds	3,811	31,716	20,906	158,356	5,180	42,644	60,725	456,519
Total	19,724	162,216	55,476	421,459	30,127	247,869	122,779	926,815
Cost of shares repurchased	(48,558)	(399,129)	(129,715)	(964,742)	(194,592)	(1,593,957)	(459,702)	(3,455,696)
Exchanged into associated funds	(9,001)	(73,680)	(12,885)	(97,523)	(33,166)	(272,137)	(47,921)	(369,844)
Total	(57,559)	(472,809)	(142,600)	(1,062,265)	(227,758)	(1,866,094)	(507,623)	(3,825,540)
Decrease	(37,835)	$(310,593)	(87,124)	$(640,806)	(197,631)	$(1,618,225)	(384,844)	$(2,898,725)
Class I					Class R
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	6,994	$65,499	54,173	$457,393	61	$540	137	$1,135
Exchanged from associated funds	—	—	—	—	—	—	2,231	18,427
Total	6,994	65,499	54,173	457,393	61	540	2,368	19,562
Cost of shares repurchased	(147,790)	(1,353,829)	(47,854)	(408,427)	(189)	(1,646)	(9)	(76)
Increase (decrease)	(140,796)	$(1,288,330)	6,319	$48,966	(128)	$(1,106)	2,359	$19,486

See footnote on page 43.

Notes to Financial Statements (unaudited)

Global Smaller Companies Fund

	Six Months Ended		Year Ended		Six Months Ended		Year Ended
	April 30, 2007		October 31, 2006		April 30, 2007		October 31, 2006
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	300,025	$5,147,027	513,800	$9,077,603	15,385	$234,930	54,836	$871,992
Exchanged from associated funds	37,810	665,664	99,290	1,754,310	6,147	93,912	81,188	1,030,660
Investment of gain distributions	737,069	12,205,863	357,716	5,680,532	89,591	1,288,317	72,838	1,280,065
Conversion from Class B*	63,671	1,119,431	367,723	6,547,693	—	—	—	—
Total	1,138,575	19,137,985	1,338,529	23,060,138	111,123	1,617,159	208,862	3,182,717
Cost of shares repurchased	(575,024)	(10,077,323)	(1,295,724)	(22,929,175)	(97,443)	(1,475,607)	(261,732)	(4,136,394)
Exchanged into associated funds	(97,614)	(1,687,405)	(395,585)	(6,561,686)	(11,456)	(171,943)	(46,540)	(728,504)
Conversion to Class A*	—	—	—	—	(73,321)	(1,119,431)	(413,890)	(6,547,693)
Total	(672,638)	(11,764,728)	(1,691,309)	(29,490,861)	(182,220)	(2,766,981)	(722,162)	(11,412,591)
Increase (decrease)	465,937	$7,373,257	(352,780)	$(6,430,723)	(71,097)	$(1,149,822)	(513,300)	$(8,229,874)
Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	69,214	$1,041,908	177,508	$2,856,663	106,194	$1,615,899	239,388	$3,786,983
Exchanged from associated funds	23,960	364,238	25,784	396,288	7,644	115,308	79,805	1,271,790
Investment of gain distributions	68,354	987,038	27,925	396,252	433,939	6,257,407	216,227	3,066,126
Total	161,528	2,393,184	231,217	3,649,203	547,777	7,988,614	535,420	8,124,899
Cost of shares repurchased	(52,236)	(803,447)	(122,038)	(1,942,658)	(406,395)	(6,204,087)	(628,292)	(9,898,877)
Exchanged into associated funds	(22,759)	(358,201)	(73,759)	(1,137,776)	(87,492)	(1,313,689)	(195,016)	(2,982,142)
Total	(74,995)	(1,161,648)	(195,797)	(3,080,434)	(493,887)	(7,517,776)	(823,308)	(12,881,019)
Increase (decrease)	86,533	$1,231,536	35,420	$568,769	53,890	$470,838	(287,888)	$(4,756,120)
Class I					Class R
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	79,565	$1,414,070	103,035	$1,850,339	6,275	$113,240	1,807	$31,838
Investment of gain distributions	81,680	1,400,822	36,382	591,939	1,017	16,708	425	6,713
Total	161,245	2,814,892	139,417	2,442,278	7,292	129,948	2,232	38,551
Cost of shares repurchased	(72,982)	(1,289,969)	(106,403)	(1,978,363)	—	—	(1,249)	(21,975)
Exchanged into associated funds	—	—	—	—	(472)	(7,939)	(243)	(4,299)
Total	(72,982)	(1,289,969)	(106,403)	(1,978,363)	(472)	(7,939)	(1,492)	(26,274)
Increase	88,263	$1,524,923	33,014	$463,915	6,820	$122,009	740	$12,277

See footnote on page 43.

Notes to Financial Statements (unaudited)

Global Technology Fund

	Six Months Ended		Year Ended		Six Months Ended		Year Ended
	April 30, 2007		October 31, 2006		April 30, 2007		October 31, 2006
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,009,412	$16,520,074	1,040,135	$15,107,747	71,674	$1,029,832	169,254	$2,192,124
Exchanged from associated funds	24,090	394,541	122,287	1,733,388	6,342	90,561	29,568	383,305
Conversion from Class B*	79,017	1,291,831	403,730	5,816,844	—	—	—	—
Total	1,112,519	18,206,446	1,566,152	22,657,979	78,016	1,120,393	198,822	2,575,429
Cost of shares repurchased	(1,776,869)	(29,055,058)	(3,784,945)	(54,246,236)	(286,763)	(4,142,283)	(841,771)	(10,754,298)
Exchanged into associated funds	(110,081)	(1,792,203)	(261,962)	(3,727,380)	(26,304)	(377,634)	(59,936)	(765,311)
Conversion to Class A*	—	—	—	—	(89,617)	(1,291,831)	(454,995)	(5,816,844)
Total	(1,886,950)	(30,847,261)	(4,046,907)	(57,973,616)	(402,684)	(5,811,748)	(1,356,702)	(17,336,453)
Decrease	(774,431)	$(12,640,815)	(2,480,755)	$(35,315,637)	(324,668)	$(4,691,355)	(1,157,880)	$(14,761,024)
Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	204,240	$2,929,438	263,093	$3,407,327	165,855	$2,380,955	143,718	$1,868,921
Exchanged from associated funds	7,518	106,316	16,296	205,977	12,560	182,146	45,038	566,819
Total	211,758	3,035,754	279,389	3,613,304	178,415	2,563,101	188,756	2,435,740
Cost of shares repurchased	(160,791)	(2,317,299)	(346,008)	(4,411,830)	(455,330)	(6,553,101)	(1,163,885)	(14,829,978)
Exchanged into associated funds	(29,111)	(415,925)	(32,212)	(406,768)	(38,488)	(554,150)	(111,372)	(1,423,719)
Total	(189,902)	(2,733,224)	(378,220)	(4,818,598)	(493,818)	(7,107,251)	(1,275,257)	(16,253,697)
Increase (decrease)	21,856	$302,530	(98,831)	$(1,205,294)	(315,403)	$(4,544,150)	(1,086,501)	$(13,817,957)
Class R
	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	12,284	$197,867	17,924	$248,984
Total	12,284	197,867	17,924	248,984
Cost of shares repurchased	(6,138)	(99,752)	(8,031)	(119,365)
Exchanged into associated funds	—	—	(234)	(3,498)
Total	(6,138)	(99,752)	(8,265)	(122,863)
Increase	6,146	$98,115	9,659	$126,121

See footnote on page 43.

Notes to Financial Statements (unaudited)

International Growth Fund

	Six Months Ended		Year Ended		Six Months Ended		Year Ended
	April 30, 2007		October 31, 2006		April 30, 2007		October 31, 2006
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	129,504	$2,182,775	356,391	$5,172,709	23,110	$346,402	47,753	$622,047
Exchanged from associated funds	170,097	2,771,789	348,106	5,132,069	28,831	432,989	138,056	1,871,116
Conversion from Class B*	12,921	219,752	65,563	958,568	—	—	—	—
Total	312,522	5,174,316	770,060	11,263,346	51,941	779,391	185,809	2,493,163
Cost of shares repurchased	(278,126)	(4,696,772)	(593,067)	(8,569,192)	(57,499)	(867,347)	(148,380)	(1,960,601)
Exchanged into associated funds	(176,797)	(2,882,121)	(91,359)	(1,318,007)	(18,905)	(284,899)	(62,625)	(818,467)
Conversion to Class A*	—	—	—	—	(14,441)	(219,752)	(72,805)	(958,568)
Total	(454,923)	(7,578,893)	(684,426)	(9,887,199)	(90,845)	(1,371,998)	(283,810)	(3,737,636)
Increase (decrease)	(142,401)	$(2,404,577)	85,634	$1,376,147	(38,904)	$(592,607)	(98,001)	$(1,244,473)
Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	68,655	$1,041,864	87,146	$1,147,771	106,859	$1,608,033	272,796	$3,573,943
Exchanged from associated funds	48,858	732,327	42,704	550,313	49,296	753,123	80,676	1,062,316
Total	117,513	1,774,191	129,850	1,698,084	156,155	2,361,156	353,472	4,636,259
Cost of shares repurchased	(95,207)	(1,446,935)	(75,815)	(997,752)	(253,203)	(3,818,959)	(393,963)	(5,151,983)
Exchanged into associated funds	(24,606)	(368,082)	(20,240)	(257,447)	(58,598)	(879,895)	(44,832)	(580,448)
Total	(119,813)	(1,815,017)	(96,055)	(1,255,199)	(311,801)	(4,698,854)	(438,795)	(5,732,431)
Increase (decrease)	(2,300)	$(40,826)	33,795	$442,885	(155,646)	$(2,337,698)	(85,323)	$(1,096,172)
Class I					Class R
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	40,326	$711,525	98,011	$1,476,152	8,063	$141,533	1,874	$27,240
Exchanged from associated funds	—	—	—	—	—	—	75	1,080
Total	40,326	711,525	98,011	1,476,152	8,063	141,533	1,949	28,320
Cost of shares repurchased	(39,182)	(680,887)	(89,919)	(1,424,691)	—	—	(941)	(13,608)
Exchanged into associated funds	—	—	—	—	(306)	(5,054)	(206)	(3,055)
Total	(39,182)	(680,887)	(89,919)	(1,424,691)	(306)	(5,054)	(1,147)	(16,663)
Increase	1,144	$30,638	8,092	$51,461	7,757	$136,479	802	$11,657

* Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements (unaudited)

9.

Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, in May 2004, the Manager made payments to Global Growth Fund, Global Smaller Companies Fund and Global Technology Fund, and agreed to waive a portion of its management fee with respect to another mutual fund.

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

10.

Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. The Series is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Series is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Series’ financial statements.

Financial Highlights (unaudited)

The tables below are intended to help you understand the financial performance of each of the Fund’s Classes for the periods presented. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Emerging Markets Fund

CLASS A
	Six Months Ended		Year Ended October 31,
	4/30/07		2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$12.62		$10.19	$7.67	$6.47	$4.34	$4.11
Income (Loss) from Investment Operations:
Net investment loss	(0.04)		(0.03)	(0.01)	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain on investments and
foreign currency transactions***	2.11		3.18	2.53	1.24	2.19	0.29
Total from Investment Operations	2.07		3.15	2.52	1.20	2.13	0.23
Less Distributions:
Distributions from net realized capital gain	(1.39)		(0.72)	—	—	—	—
Net Asset Value, End of Period	$13.30		$12.62	$10.19	$7.67	$6.47	$4.34
Total Return	17.90%		32.80%	32.86%	18.55%	49.08%	5.60%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$61,540		$55,515	$48,276	$34,066	$34,744	$24,173
Ratio of expenses to average net assets	2.35	%†	2.35%	2.58%	3.03%	3.61%	3.12%
Ratio of net investment loss to average net assets	(0.71	)%†	(0.29)%	(0.08)%	(0.53)%	(1.20)%	(1.23)%
Portfolio turnover rate	47.07%		110.49%	129.33%	106.84%	251.65%	149.82%
Without expense reimbursementø:
Ratio of expenses to average net assets	2.57	%†	2.46%	2.78%
Ratio of net investment loss to average net assets	(0.93	)%†	(0.40)%	(0.28)%

CLASS B
	Six Months Ended		Year Ended October 31,
	4/30/07		2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$11.58		$9.47	$7.19	$6.11	$4.13	$3.95
Income (Loss) from Investment Operations:
Net investment loss	(0.08)		(0.11)	(0.07)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gain on investments and
foreign currency transactions***	1.92		2.94	2.35	1.17	2.07	0.27
Total from Investment Operations	1.84		2.83	2.28	1.08	1.98	0.18
Less Distributions:
Distributions from net realized capital gain	(1.39)		(0.72)	—	—	—	—
Net Asset Value, End of Period	$12.03		$11.58	$9.47	$7.19	$6.11	$4.13
Total Return	17.49%		31.85%	31.71%	17.68%	47.94%	4.56%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$6,686		$6,908	$6,317	$7,847	$8,885	$6,776
Ratio of expenses to average net assets	3.10	%†	3.10%	3.33%	3.78%	4.36%	3.87%
Ratio of net investment loss to average net assets	(1.46	)%†	(1.04)%	(0.83)%	(1.28)%	(1.95)%	(1.98)%
Portfolio turnover rate	47.07%		110.49%	129.33%	106.84%	251.65%	149.82%
Without expense reimbursementø:
Ratio of expenses to average net assets	3.32	%†	3.21%	3.53%
Ratio of net investment loss to average net assets	(1.68	)%†	(1.15)%	(1.03)%

See footnotes on page 59.

Financial Highlights (unaudited)

Emerging Markets Fund (continued)

CLASS C
	Six Months Ended		Year Ended October 31,
	4/30/07		2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$11.62		$9.50	$7.20	$6.12	$4.13	$3.95
Income (Loss) from Investment Operations:
Net investment loss	(0.08)		(0.11)	(0.07)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gain on investments and
foreign currency transactions***	1.92		2.95	2.37	1.17	2.08	0.27
Total from Investment Operations	1.84		2.84	2.30	1.08	1.99	0.18
Less Distributions:
Distributions from net realized capital gain	(1.39)		(0.72)	—	—	—	—
Net Asset Value, End of Period	$12.07		$11.62	$9.50	$7.20	$6.12	$4.13
Total Return	17.42%		31.85%	31.94%	17.65%	48.18%	4.56%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$6,785		$6,101	$4,053	$2,243	$1,868	$1,021
Ratio of expenses to average net assets	3.10	%†	3.10%	3.33%	3.78%	4.36%	3.87%
Ratio of net investment loss to average net assets	(1.46	)%†	(1.04)%	(0.83)%	(1.28)%	(1.95)%	(1.98)%
Portfolio turnover rate	47.07%		110.49%	129.33%	106.84%	251.65%	149.82%
Without expense reimbursementø:
Ratio of expenses to average net assets	3.32	%†	3.21%	3.53%
Ratio of net investment loss to average net assets	(1.68	)%†	(1.15)%	(1.03)%

CLASS D
	Six Months Ended		Year Ended October 31,
	4/30/07		2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$11.62		$9.50	$7.20	$6.11	$4.13	$3.95
Income (Loss) from Investment Operations:
Net investment loss	(0.08)		(0.11)	(0.07)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gain on investments and
foreign currency transactions***	1.93		2.95	2.37	1.18	2.07	0.27
Total from Investment Operations	1.85		2.84	2.30	1.09	1.98	0.18
Less Distributions:
Distributions from net realized capital gain	(1.39)		(0.72)	—	—	—	—
Net Asset Value, End of Period	$12.08		$11.62	$9.50	$7.20	$6.11	$4.13
Total Return	17.51%		31.85%	31.94%	17.84%	47.94%	4.56%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$24,016		$20,471	$13,459	$10,684	$8,551	$5,807
Ratio of expenses to average net assets	3.10	%†	3.10%	3.33%	3.78%	4.36%	3.87%
Ratio of net investment loss to average net assets	(1.46	)%†	(1.04)%	(0.83)%	(1.28)%	(1.95)%	(1.98)%
Portfolio turnover rate	47.07%		110.49%	129.33%	106.84%	251.65%	149.82%
Without expense reimbursementø:
Ratio of expenses to average net assets	3.32	%†	3.21%	3.53%
Ratio of net investment loss to average net assets	(1.68	)%†	(1.15)%	(1.03)%

See footnotes on page 59.

Financial Highlights (unaudited)

Emerging Markets Fund (continued)

CLASS I
						11/30/01*
	Six Months Ended	Year Ended October 31,				to
	4/30/07	2006	2005	2004	2003	10/31/02
Per Share Data:
Net Asset Value, Beginning of Period	$13.25	$10.60	$7.92	$6.61	$4.37	$4.51
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.01)	0.04	0.06	0.05	— **	—	**
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	2.23	3.33	2.62	1.26	2.24	(0.14)
Total from Investment Operations	2.22	3.37	2.68	1.31	2.24	(0.14)
Less Distributions:
Distributions from net realized capital gain	(1.39)	(0.72)	—	—	—	—
Net Asset Value, End of Period	$14.08	$13.25	$10.60	$7.92	$6.61	$4.37
Total Return	18.22%	33.66%	33.84%	19.82%	51.26%	(3.10)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$8,948	$8,060	$6,470	$4,836	$3,444	$1,831
Ratio of expenses to average net assets	1.80%†	1.73%	1.89%	1.87%	2.35%	1.85	%†
Ratio of net investment income (loss) to average net assets	(0.16)%†	0.34%	0.62%	0.63%	0.06%	0.14	%†
Portfolio turnover rate	47.07%	110.49%	129.33%	106.84%	251.65%	149.82	%††
Without expense reimbursement:
Ratio of expenses to average net assets						1.94	%†øø
Ratio of net investment income to average net assets						0.05	%†øø

CLASS R
						4/30/03*
		Six Months Ended	Year Ended October 31,			to
		4/30/07	2006	2005	2004	10/31/03
Per Share Data:
Net Asset Value, Beginning of Period		$12.58	$10.17	$7.67	$6.47	$4.58
Income (Loss) from Investment Operations:
Net investment loss		(0.06)	(0.06)	(0.03)	(0.06)	(0.05)
Net realized and unrealized gain on investments
and foreign currency transactions***		2.11	3.19	2.53	1.26	1.94
Total from Investment Operations		2.05	3.13	2.50	1.20	1.89
Less Distributions:
Distributions from net realized capital gain		(1.39)	(0.72)	—	—	—
Net Asset Value, End of Period		$13.24	$12.58	$10.17	$7.67	$6.47
Total Return		17.80%	32.66%	32.59%	18.55%	41.27%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)		$3,475	$2,377	$708	$174	$2
Ratio of expenses to average net assets		2.60%†	2.60%	2.83%	3.27%	3.94	%†
Ratio of net investment loss to average net assets		(0.96)%†	(0.54)%	(0.33)%	(0.78)%	(1.88	)%†
Portfolio turnover rate		47.07%	110.49%	129.33%	106.84%	251.65	%†††
Without expense reimbursementø:
Ratio of expenses to average net assets		2.82%†	2.71%	3.03%
Ratio of net investment loss to average net assets		(1.18)%†	(0.65)%	(0.53)%

See footnotes on page 59.

Financial Highlights (unaudited)

Global Growth Fund

CLASS A
	Six Months Ended		Year Ended October 31,
	4/30/07		2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$8.59		$7.39	$7.31	$6.21		$5.18	$6.95
Income (Loss) from Investment Operations:
Net investment loss	(0.06)		(0.08)	(0.03)	(0.08)		(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	0.83		1.28	0.11	1.18		1.05	(1.72)
Total from Investment Operations	0.77		1.20	0.08	1.10		1.03	(1.77)
Net Asset Value, End of Period	$9.36		$8.59	$7.39	$7.31		$6.21	$5.18
Total Return	8.96%		16.24%	1.09%	17.71	%øøø	19.88%	(25.47)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$24,419		$25,477	$25,951	$31,668		$30,938	$33,316
Ratio of expenses to average net assets	2.10	%†	2.10%	2.10%	2.30%		2.39%	1.98%
Ratio of net investment loss to average net assets	(1.32	)%†	(0.97)%	(0.40)%	(1.17)%		(0.32)%	(0.67)%
Portfolio turnover rate	48.47%		127.09%	269.07%	270.63%		251.04%	120.78%
Without expense reimbursementø:
Ratio of expenses to average net assets	2.38	%†	2.26%	2.31%
Ratio of net investment loss to average net assets	(1.60	)%†	(1.13)%	(0.61)%

CLASS B
	Six Months Ended		Year Ended October 31,
	4/30/07		2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$7.82		$6.77	$6.75	$5.78		$4.86	$6.56
Income (Loss) from Investment Operations:
Net investment loss	(0.08)		(0.13)	(0.08)	(0.12)		(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	0.75		1.18	0.10	1.09		0.98	(1.61)
Total from Investment Operations	0.67		1.05	0.02	0.97		0.92	(1.70)
Net Asset Value, End of Period	$8.49		$7.82	$6.77	$6.75		$5.78	$4.86
Total Return	8.57%		15.51%	0.30%	16.78	%øøø	18.93%	(25.91)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$3,131		$3,588	$5,800	$9,849		$12,191	$12,661
Ratio of expenses to average net assets	2.85	%†	2.85%	2.85%	3.05%		3.15%	2.73%
Ratio of net investment loss to average net assets	(2.07	)%†	(1.72)%	(1.15)%	(1.92)%		(1.08)%	(1.42)%
Portfolio turnover rate	48.47%		127.09%	269.07%	270.63%		251.04%	120.78%
Without expense reimbursementø:
Ratio of expenses to average net assets	3.13	%†	3.01%	3.06%
Ratio of net investment loss to average net assets	(2.35	)%†	(1.88)%	(1.36)%

See footnotes on page 59.

Financial Highlights (unaudited)

Global Growth Fund (continued)

CLASS C
	Six Months Ended		Year Ended October 31,
	4/30/07		2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$7.83		$6.78	$6.76	$5.79		$4.87	$6.57
Income (Loss) from Investment Operations:
Net investment loss	(0.08)		(0.13)	(0.08)	(0.12)		(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	0.75		1.18	0.10	1.09		0.98	(1.61)
Total from Investment Operations	0.67		1.05	0.02	0.97		0.92	(1.70)
Net Asset Value, End of Period	$8.50		$7.83	$6.78	$6.76		$5.79	$4.87
Total Return	8.56%		15.49%	0.30%	16.75	%øøø	18.89%	(25.88)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$3,119		$3,169	$3,335	$3,208		$3,102	$3,903
Ratio of expenses to average net assets	2.85	%†	2.85%	2.85%	3.05%		3.15%	2.73%
Ratio of net investment loss to average net assets	(2.07	)%†	(1.72)%	(1.15)%	(1.92)%		(1.08)%	(1.42)%
Portfolio turnover rate	48.47%		127.09%	269.07%	270.63%		251.04%	120.78%
Without expense reimbursementø:
Ratio of expense to average net assets	3.13	%†	3.01%	3.06%
Ratio of net investment loss to average net assets	(2.35	)%†	(1.88)%	(1.36)%

CLASS D
	Six Months Ended		Year Ended October 31,
	4/30/07		2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$7.82		$6.78	$6.75	$5.79		$4.87	$6.57
Income (Loss) from Investment Operations:
Net investment loss	(0.08)		(0.13)	(0.08)	(0.12)		(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	0.75		1.17	0.11	1.08		0.98	(1.61)
Total from Investment Operations	0.67		1.04	0.03	0.96		0.92	(1.70)
Net Asset Value, End of Period	$8.49		$7.82	$6.78	$6.75		$5.79	$4.87
Total Return	8.57%		15.34%	0.44%	16.58	%øøø	18.89%	(25.88)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$7,919		$8,841	$10,263	$13,635		$14,769	$17,397
Ratio of expenses to average net assets	2.85	%†	2.85%	2.85%	3.05%		3.15%	2.73%
Ratio of net investment loss to average net assets	(2.07	)%†	(1.72)%	(1.15)%	(1.92)%		(1.08)%	(1.42)%
Portfolio turnover rate	48.47%		127.09%	269.07%	270.63%		251.04%	120.78%
Without expense reimbursementø:
Ratio of expenses to average net assets	3.13	%†	3.01%	3.06%
Ratio of net investment loss to average net assets	(2.35	)%†	(1.88)%	(1.36)%

See footnotes on page 59.

Financial Highlights (unaudited)

Global Growth Fund (continued)

CLASS I
								11/30/01*
	Six Months Ended	Year Ended October 31,						to
	4/30/07	2006	2005	2004		2003		10/31/02
Per Share Data:
Net Asset Value, Beginning of Period	$8.86	$7.57	$7.45	$6.29		$5.21		$7.47
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.04)	(0.03)	0.01	(0.03)		0.01		(0.01)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	0.86	1.32	0.11	1.19		1.07		(2.25)
Total from Investment Operations	0.82	1.29	0.12	1.16		1.08		(2.26)
Net Asset Value, End of Period	$9.68	$8.86	$7.57	$7.45		$6.29		$5.21
Total Return	9.26%	17.04%	1.61%	18.44	%øøø	20.73%		(30.25)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,521	$2,639	$2,207	$2,081		$1,544		$1,165
Ratio of expenses to average net assets	1.63%†	1.51%	1.59%	1.55%		1.83%		1.31	%†
Ratio of net investment income (loss) to average net assets	(0.85)%†	(0.38)%	0.11%	(0.42)%		0.23%		(0.03	)%†
Portfolio turnover rate	48.47%	127.09%	269.07%	270.63%		251.04%		120.78	%††
Without expense reimbursement:
Ratio of expenses to average net assets								1.44	%†øø
Ratio of net investment loss to average net assets								(0.16	)%†øø

CLASS R
								4/30/03*
		Six Months Ended	Year Ended October 31,					to
		4/30/07	2006	2005		2004		10/31/03
Per Share Data:
Net Asset Value, Beginning of Period		$8.53	$7.35	$7.29		$6.21		$5.35
Income (Loss) from Investment Operations:
Net investment loss		(0.07)	(0.10)	(0.05)		(0.10)		(0.03)
Net realized and unrealized gain on investments
and foreign currency transactions***		0.83	1.28	0.11		1.18		0.89
Total from Investment Operations		0.76	1.18	0.06		1.08		0.86
Net Asset Value, End of Period		$9.29	$8.53	$7.35		$7.29		$6.21
Total Return		8.91%	16.05%	0.82%		17.39	%øøø	16.07%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)		$23	$23	$2		$2		$2
Ratio of expenses to average net assets		2.35%†	2.35%	2.35%		2.55%		2.72	%†
Ratio of net investment loss to average net assets		(1.49)%†	(1.22)%	(0.65)%		(1.42)%		(0.76	)%†
Portfolio turnover rate		48.47%	127.09%	269.07%		270.63%		251.04	%†††
Without expense reimbursementø:
Ratio of expenses to average net assets		2.63%†	2.51%	2.56%
Ratio of net investment loss to average net assets		(1.85)%†	(1.38)%	(0.86)%

See footnotes on page 59.

Financial Highlights (unaudited)

Global Smaller Companies Fund

CLASS A
	Six Months Ended	Year Ended October 31,
	4/30/07	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$18.78	$16.63	$13.67	$11.78		$8.97	$11.13
Income (Loss) from Investment Operations:
Net investment loss	(0.06)	(0.08)	(0.09)	(0.09)		(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	2.26	2.66	3.05	1.98		2.89	(2.04)
Total from Investment Operations	2.20	2.58	2.96	1.89		2.81	(2.16)
Less Distributions:
Distributions from net realized capital gain	(2.31)	(0.43)	—	—		—	—
Net Asset Value, End of Period	$18.67	$18.78	$16.63	$13.67		$11.78	$8.97
Total Return	13.00%	20.30%	21.65%	16.04	%øøø	31.33%	(19.41)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$127,287	$119,268	$111,473	$87,189		$79,222	$72,522
Ratio of expenses to average net assets	1.84%†	1.82%	1.98%	2.13%		2.24%	1.87%
Ratio of net investment loss to average net assets	(0.69)%†	(0.43)%	(0.57)%	(0.69)%		(0.79)%	(1.10)%
Portfolio turnover rate	31.12%	67.93%	76.40%	94.65%		262.14%	99.70%

CLASS B
	Six Months Ended	Year Ended October 31,
	4/30/07	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$16.61	$14.93	$12.38	$10.75		$8.25	$10.31
Income (Loss) from Investment Operations:
Net investment loss	(0.11)	(0.19)	(0.18)	(0.17)		(0.14)	(0.19)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	1.96	2.30	2.73	1.80		2.64	(1.87)
Total from Investment Operations	1.85	2.11	2.55	1.63		2.50	(2.06)
Less Distributions:
Distributions from net realized capital gain	(2.31)	(0.43)	—	—		—	—
Net Asset Value, End of Period	$16.15	$16.61	$14.93	$12.38		$10.75	$8.25
Total Return	12.60%	19.40%	20.60%	15.16	%øøø	30.30%	(19.98)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$8,651	$10,074	$16,721	$30,356		$45,136	$45,451
Ratio of expenses to average net assets	2.59%†	2.57%	2.73%	2.88%		2.99%	2.62%
Ratio of net investment loss to average net assets	(1.44)%†	(1.18)%	(1.32)%	(1.44)%		(1.54)%	(1.85)%
Portfolio turnover rate	31.12%	67.93%	76.40%	94.65%		262.14%	99.70%

See footnotes on page 59.

Financial Highlights (unaudited)

Global Smaller Companies Fund (continued)

CLASS C
	Six Months Ended	Year Ended October 31,
	4/30/07	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$16.67	$14.98	$12.40	$10.77		$8.25	$10.32
Income (Loss) from Investment Operations:
Net investment loss	(0.11)	(0.19)	(0.19)	(0.17)		(0.14)	(0.19)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	1.97	2.31	2.77	1.80		2.66	(1.88)
Total from Investment Operations	1.86	2.12	2.58	1.63		2.52	(2.07)
Less Distributions:
Distributions from net realized capital gain	(2.31)	(0.43)	—	—		—	—
Net Asset Value, End of Period	$16.22	$16.67	$14.98	$12.40		$10.77	$8.25
Total Return	12.54%	19.41%	20.81%	15.14	%øøø	30.55%	(20.06)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$8,567	$7,361	$6,084	$3,035		$1,928	$1,694
Ratio of expenses to average net assets	2.59%†	2.57%	2.73%	2.88%		2.99%	2.62%
Ratio of net investment loss to average net assets	(1.44)%†	(1.18)%	(1.32)%	(1.44)%		(1.54)%	(1.85)%
Portfolio turnover rate	31.12%	67.93%	76.40%	94.65%		262.14%	99.70%

CLASS D
	Six Months Ended	Year Ended October 31,
	4/30/07	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$16.65	$14.97	$12.40	$10.77		$8.25	$10.32
Income (Loss) from Investment Operations:
Net investment loss	(0.11)	(0.19)	(0.19)	(0.17)		(0.14)	(0.19)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	1.97	2.30	2.76	1.80		2.66	(1.88)
Total from Investment Operations	1.86	2.11	2.57	1.63		2.52	(2.07)
Less Distributions:
Distributions from net realized capital gain	(2.31)	(0.43)	—	—		—	—
Net Asset Value, End of Period	$16.20	$16.65	$14.97	$12.40		$10.77	$8.25
Total Return	12.63%	19.35%	20.73%	15.14	%øøø	30.55%	(20.06)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$47,775	$48,208	$47,633	$45,140		$46,403	$42,425
Ratio of expenses to average net assets	2.59%†	2.57%	2.73%	2.88%		2.99%	2.62%
Ratio of net investment loss to average net assets	(1.44)%†	(1.18)%	(1.32)%	(1.44)%		(1.54)%	(1.85)%
Portfolio turnover rate	31.12%	67.93%	76.40%	94.65%		262.14%	99.70%

See footnotes on page 59.

Financial Highlights (unaudited)

Global Smaller Companies Fund (continued)

CLASS I
								11/30/01*
	Six Months Ended	Year Ended October 31,						to
	4/30/07	2006	2005	2004		2003		10/31/02
Per Share Data:
Net Asset Value, Beginning of Period	$19.36	$17.02	$13.91	$11.91		$9.00		$11.66
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.01)	0.03	0.01	—	**	(0.01)		(0.04)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	2.34	2.74	3.10	2.00		2.92		(2.62)
Total from Investment Operations	2.33	2.77	3.11	2.00		2.91		(2.66)
Less Distributions:
Distributions from net realized capital gain	(2.31)	(0.43)	—	—		—		—
Net Asset Value, End of Period	$19.38	$19.36	$17.02	$13.91		$11.91		$9.00
Total Return	13.26%	20.99%	22.36%	16.79	%øøø	32.33%		(22.81)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$13,332	$11,607	$9,643	$7,979		$5,789		$3,161
Ratio of expenses to average net assets	1.28%†	1.26%	1.36%	1.45%		1.64%		1.24	%†øø
Ratio of net investment income (loss) to average net assets	(0.14)%†	0.13%	0.05%	(0.02)%		(0.12)%		(0.43	)%†øø
Portfolio turnover rate	31.12%	67.93%	76.40%	94.65%		262.14%		99.70	%††

CLASS R
								4/30/03*
		Six Months Ended	Year Ended October 31,					to
		4/30/07	2006	2005		2004		10/31/03
Per Share Data:
Net Asset Value, Beginning of Period		$18.65	$16.56	$13.64		$11.78		$8.94
Income (Loss) from Investment Operations:
Net investment loss		(0.08)	(0.12)	(0.13)		(0.12)		(0.03)
Net realized and unrealized gain on investments
and foreign currency transactions***		2.24	2.64	3.05		1.98		2.87
Total from Investment Operations		2.16	2.52	2.92		1.86		2.84
Less Distributions:
Distributions from net realized capital gain		(2.31)	(0.43)	—		—		—
Net Asset Value, End of Period		$18.50	$18.65	$16.56		$13.64		$11.78
Total Return		12.80%	20.00%	21.41%		15.79	%øøø	31.77%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)		$260	$134	$107		$2		$2
Ratio of expenses to average net assets		2.09%†	2.07%	2.23%		2.38%		2.45	%†
Ratio of net investment loss to average net assets		(0.94)%†	(0.68)%	(0.82)%		(0.94)%		(0.52	)%†
Portfolio turnover rate		31.12%	67.93%	76.40%		94.65%		262.14	%†††

See footnotes on page 59.

Financial Highlights (unaudited)

Global Technology Fund

CLASS A
	Six Months Ended	Year Ended October 31,
	4/30/07	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$15.42	$12.81	$11.51	$11.81		$8.38	$11.29
Income (Loss) from Investment Operations:
Net investment loss	(0.11)	(0.19)	(0.10)	(0.18)		(0.14)	(0.17)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	1.81	2.80	1.40	(0.12)		3.57	(2.74)
Total from Investment Operations	1.70	2.61	1.30	(0.30)		3.43	(2.91)
Net Asset Value, End of Period	$17.12	$15.42	$12.81	$11.51		$11.81	$8.38
Total Return	11.02%	20.37%	11.29%	(2.54	)%øøø	40.93%	(25.78)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$261,128	$247,066	$236,998	$270,154		$324,387	$276,832
Ratio of expenses to average net assets	1.77%†	1.77%	1.83%	1.83%		1.89%	1.81%
Ratio of net investment loss to average net assets	(1.31)%†	(1.30)%	(0.81)%	(1.57)%		(1.44)%	(1.56)%
Portfolio turnover rate	83.33%	195.49%	150.83%	133.51%		190.14%	151.83%

CLASS B
	Six Months Ended	Year Ended October 31,
	4/30/07	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$13.62	$11.40	$10.33	$10.67		$7.64	$10.37
Income (Loss) from Investment Operations:
Net investment loss	(0.15)	(0.26)	(0.17)	(0.25)		(0.19)	(0.24)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	1.60	2.48	1.24	(0.09)		3.22	(2.49)
Total from Investment Operations	1.45	2.22	1.07	(0.34)		3.03	(2.73)
Net Asset Value, End of Period	$15.07	$13.62	$11.40	$10.33		$10.67	$7.64
Total Return	10.65%	19.47%	10.36%	(3.19	)%øøø	39.66%	(26.33)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$31,105	$32,534	$40,428	$57,700		$81,002	$69,338
Ratio of expenses to average net assets	2.52%†	2.52%	2.58%	2.58%		2.65%	2.56%
Ratio of net investment loss to average net assets	(2.06)%†	(2.05)%	(1.56)%	(2.32)%		(2.20)%	(2.31)%
Portfolio turnover rate	83.33%	195.49%	150.83%	133.51%		190.14%	151.83%

See footnotes on page 59.

Financial Highlights (unaudited)

Global Technology Fund (continued)

CLASS C
	Six Months Ended	Year Ended October 31,
	4/30/07	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$13.63	$11.40	$10.33	$10.67		$7.64	$10.37
Income (Loss) from Investment Operations:
Net investment loss	(0.15)	(0.26)	(0.17)	(0.25)		(0.19)	(0.24)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	1.60	2.49	1.24	(0.09)		3.22	(2.49)
Total from Investment Operations	1.45	2.23	1.07	(0.34)		3.03	(2.73)
Net Asset Value, End of Period	$15.08	$13.63	$11.40	$10.33		$10.67	$7.64
Total Return	10.64%	19.56%	10.36%	(3.19	)%øøø	39.66%	(26.33)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$22,636	$20,161	$18,001	$22,401		$30,199	$25,978
Ratio of expenses to average net assets	2.52%†	2.52%	2.58%	2.58%		2.65%	2.56%
Ratio of net investment loss to average net assets	(2.06)%†	(2.05)%	(1.56)%	(2.32)%		(2.20)%	(2.31)%
Portfolio turnover rate	83.33%	195.49%	150.83%	133.51%		190.14%	151.83%

CLASS D
	Six Months Ended	Year Ended October 31,
	4/30/07	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$13.60	$11.38	$10.31	$10.65		$7.62	$10.35
Income (Loss) from Investment
Operations:
Net investment loss	(0.15)	(0.26)	(0.17)	(0.25)		(0.19)	(0.24)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	1.60	2.48	1.24	(0.09)		3.22	(2.49)
Total from Investment Operations	1.45	2.22	1.07	(0.34)		3.03	(2.73)
Net Asset Value, End of Period	$15.05	$13.60	$11.38	$10.31		$10.65	$7.62
Total Return	10.66%	19.51%	10.38%	(3.19	)%øøø	39.76%	(26.38)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$67,654	$65,436	$67,135	$83,800		$106,981	$93,637
Ratio of expenses to average net assets	2.52%†	2.52%	2.58%	2.58%		2.65%	2.56%
Ratio of net investment loss to average net assets	(2.06)%†	(2.05)%	(1.56)%	(2.32)%		(2.20)%	(2.31)%
Portfolio turnover rate	83.33%	195.49%	150.83%	133.51%		190.14%	151.83%

See footnotes on page 59.

Financial Highlights (unaudited)

Global Technology Fund (continued)

CLASS R
							4/30/03*
		Six Months Ended	Year Ended October 31,				to
		4/30/07	2006	2005	2004		10/31/03
Per Share Data:
Net Asset Value, Beginning of Period		$15.30	$12.74	$11.49	$11.80		$9.03
Income (Loss) from Investment Operations:
Net investment loss		(0.13)	(0.22)	(0.13)	(0.21)		(0.09)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***		1.80	2.78	1.38	(0.10)		2.86
Total from Investment Operations		1.67	2.56	1.25	(0.31)		2.77
Net Asset Value, End of Period		$16.97	$15.30	$12.74	$11.49		$11.80
Total Return		10.91%	20.09%	10.88%	(2.63	)%øøø	30.68%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)		$650	$492	$287	$197		$2
Ratio of expenses to average net assets		2.02%†	2.02%	2.08%	2.08%		2.14	%†
Ratio of net investment loss to average net assets		(1.56)%†	(1.55)%	(1.06)%	(1.82)%		(1.66	)%†
Portfolio turnover rate		83.33%	195.49%	150.83%	133.51%		190.14	%†††

International Growth Fund

CLASS A
	Six Months Ended	Year Ended October 31,
	4/30/07	2006	2005	2004	2003		2002
Per Share Data:
Net Asset Value, Beginning of Period	$15.58	$12.56	$12.01	$9.90	$8.25		$9.91
Income (Loss) from Investment Operations:
Net investment loss	(0.08)	(0.09)	(0.02)	(0.15)	(0.07)		(0.08)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	2.20	3.11	0.57	2.26	1.72		(1.58)
Total from Investment Operations	2.12	3.02	0.55	2.11	1.65		(1.66)
Net Asset Value, End of Period	$17.70	$15.58	$12.56	$12.01	$9.90		$8.25
Total Return	13.61%	24.04%	4.58%	21.31%	20.00%		(16.75)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$51,082	$47,192	$36,963	$30,553	$22,896		$20,497
Ratio of expenses to average net assets	2.01%†	2.08%	2.08%	2.80%	3.17%		2.64%
Ratio of net investment loss to average net assets	(0.91)%†	(0.61)%	(0.13)%	(1.39)%	(0.80)%		(0.82)%
Portfolio turnover rate	118.77%	165.09%	189.17%	241.12%	303.81%		216.01%
Without expense reimbursementø:
Ratio of expenses to average net assets		2.09%	2.32%
Ratio of net investment loss to average net assets		(0.62)%	(0.37)%

See footnotes on page 59.

Financial Highlights (unaudited)

International Growth Fund (continued)

CLASS B
	Six Months Ended	Year Ended October 31,
	4/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$13.98	$11.35	$10.93	$9.08	$7.63	$9.24
Income (Loss) from Investment Operations:
Net investment loss	(0.12)	(0.18)	(0.10)	(0.22)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	1.96	2.81	0.52	2.07	1.57	(1.47)
Total from Investment Operations	1.84	2.63	0.42	1.85	1.45	(1.61)
Net Asset Value, End of Period	$15.82	$13.98	$11.35	$10.93	$9.08	$7.63
Total Return	13.16%	23.17%	3.84%	20.37%	19.00%	(17.42)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$8,271	$7,852	$7,488	$6,537	$4,828	$4,332
Ratio of expenses to average net assets	2.76%†	2.83%	2.83%	3.55%	3.93%	3.40%
Ratio of net investment loss to average net assets	(1.66)%†	(1.36)%	(0.88)%	(2.14)%	(1.56)%	(1.58)%
Portfolio turnover rate	118.77%	165.09%	189.17%	241.12%	303.81%	216.01%
Without expense reimbursementø:
Ratio of expenses to average net assets		2.84%	3.07%
Ratio of net investment loss to average net assets		(1.37)%	(1.12)%

CLASS C
	Six Months Ended	Year Ended October 31,
	4/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$14.00	$11.37	$10.95	$9.09	$7.64	$9.24
Income (Loss) from Investment Operations:
Net investment loss	(0.12)	(0.18)	(0.10)	(0.22)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	1.97	2.81	0.52	2.08	1.57	(1.46)
Total from Investment Operations	1.85	2.63	0.42	1.86	1.45	(1.60)
Net Asset Value, End of Period	$15.85	$14.00	$11.37	$10.95	$9.09	$7.64
Total Return	13.22%	23.13%	3.84%	20.46%	18.98%	(17.32)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$7,791	$6,916	$5,233	$2,574	$1,569	$1,584
Ratio of expenses to average net assets	2.76%†	2.83%	2.83%	3.55%	3.93%	3.40%
Ratio of net investment loss to average net assets	(1.66)%†	(1.36)%	(0.88)%	(2.14)%	(1.56)%	(1.58)%
Portfolio turnover rate	118.77%	165.09%	189.17%	241.12%	303.81%	216.01%
Without expense reimbursementø:
Ratio of expenses to average net assets		2.84%	3.07%
Ratio of net investment loss to average net assets		(1.37)%	(1.12)%

See footnotes on page 59.

Financial Highlights (unaudited)

International Growth Fund (continued)

CLASS D
	Six Months Ended	Year Ended October 31,
	4/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$14.01	$11.38	$10.96	$9.10	$7.64	$9.24
Income (Loss) from Investment Operations:
Net investment loss	(0.12)	(0.18)	(0.10)	(0.22)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	1.96	2.81	0.52	2.08	1.58	(1.46)
Total from Investment Operations	1.84	2.63	0.42	1.86	1.46	(1.60)
Net Asset Value, End of Period	$15.85	$14.01	$11.38	$10.96	$9.10	$7.64
Total Return	13.13%	23.11%	3.83%	20.44%	19.11%	(17.32)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$19,799	$19,676	$16,951	$11,138	$8,619	$7,036
Ratio of expenses to average net assets	2.76%†	2.83%	2.83%	3.55%	3.93%	3.40%
Ratio of net investment loss to average net assets	(1.66)%†	(1.36)%	(0.88)%	(2.14)%	(1.56)%	(1.58)%
Portfolio turnover rate	118.77%	165.09%	189.17%	241.12%	303.81%	216.01%
Without expense reimbursementø:
Ratio of expenses to average net assets		2.84%	3.07%
Ratio of net investment loss to average net assets		(1.37)%	(1.12)%

CLASS I
						11/30/01*
	Six Months Ended	Year Ended October 31,				to
	4/30/07	2006	2005	2004	2003	10/31/02
Per Share Data:
Net Asset Value, Beginning of Period	$16.35	$13.09	$12.44	$10.13	$8.32	$10.13
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.02)	0.01	0.06	(0.02)	0.05	0.03
Net realized and unrealized gain (loss) on investments
and foreign currency transactions***	2.30	3.25	0.59	2.33	1.76	(1.84)
Total from Investment Operations	2.28	3.26	0.65	2.31	1.81	(1.81)
Net Asset Value, End of Period	$18.63	$16.35	$13.09	$12.44	$10.13	$8.32
Total Return	13.94%	24.90%	5.23%	22.80%	21.75%	(17.87)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$13,399	$11,740	$9,292	$7,911	$5,254	$2,646
Ratio of expenses to average net assets	1.36%†	1.38%	1.46%	1.59%	1.74%	1.38	%†
Ratio of net investment income (loss) to average net assets	(0.26)%†	0.09%	0.49%	(0.18)%	0.58%	0.41	%†
Portfolio turnover rate	118.77%	165.09%	189.17%	241.12%	303.81%	216.01	%††
Without expense reimbursement:
Ratio of expenses to average net assets						1.45	%†øø
Ratio of net investment income to average net assets						0.35	%†øø

See footnotes on page 59.

Financial Highlights (unaudited)

International Growth Fund (continued)

CLASS R
					4/30/03*
	Six Months Ended	Year Ended October 31,			to
	4/30/07	2006	2005	2004	10/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$15.50	$12.53	$12.00	$9.90	$8.20
Income (Loss) from Investment Operations:
Net investment loss	(0.10)	(0.12)	(0.05)	(0.18)	(0.07)
Net realized and unrealized gain on investments
and foreign currency transactions***	2.19	3.09	0.58	2.28	1.77
Total from Investment Operations	2.09	2.97	0.53	2.10	1.70
Net Asset Value, End of Period	$17.59	$15.50	$12.53	$12.00	$9.90
Total Return	13.48%	23.70%	4.42%	21.21%	20.73%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$305	$149	$110	$2	$2
Ratio of expenses to average net assets	2.26%†	2.33%	2.33%	3.05%	3.42	%†
Ratio of net investment loss to average net assets	(1.16)%†	(0.86)%	(0.38)%	(1.64)%	(1.46	)%†
Portfolio turnover rate	118.77%	165.09%	189.17%	241.12%	303.81	%†††
Without expense reimbursementø:
Ratio of expenses to average net assets		2.34%	2.57%
Ratio of net investment loss to average net assets		(0.87)%	(0.62)%

*	Commencement of offering of shares.

**	Less than $0.01.

***	Certain per share amounts for periods prior to November 1, 2006 were reclassified to conform to the current period’s presentation.

†	Annualized.

††	Computed at the Fund level for the year ended October 31, 2002.

†††	Computed at the Fund level for the year ended October 31, 2003.

ø	The Manager has contractually undertaken to waive its management fee and/or to reimburse expenses to the extent a Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of average daily net assets of Seligman Emerging Markets Fund, Seligman Global Growth Fund, and Seligman International Growth Fund. These undertakings will remain in effect at least until February 29, 2008. Other fee waiver/expense reimbursement arrangements were in effect prior to these current arrangements (Note 3).

øø	The Manager, at its discretion, reimbursed certain expenses of Class I shares for the period from November 30, 2001 to October 31, 2002. Without such reimbursement, the annualized ratios of expenses and net investment income (loss) for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund would have been 1.94% and 0.05%, 1.44% and (0.16)%, 1.29% and (0.48)%, 1.45% and 0.35%, respectively.

øøø	Excluding the effect of certain payments received from the Manager in 2004, total returns would have been as follows: for Global Growth Fund Class A, B, C, D, I, and R 17.56%, 16.63%, 16.60%, 16.43%, 18.28%, and 17.24%, respectively; for Global Smaller Companies Fund Class A, B, C, D, I, and R 15.84%, 14.95%, 14.93%, 14.92%, 16.58%, and 15.58%, respectively; and for Global Technology Fund Class A, B, C, D, and R, (2.87)%, (3.52)%, (3.52)%, (3.52)%, and (2.96)%, respectively.

See Notes to Financial Statements.

Matters Relating to the Directors’ Consideration
of the Continuance of the Management Agreement
and Subadvisory Agreement

The term “Series” refers to Seligman Global Fund Series, Inc., and the term “Fund” refers to Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund, and Seligman International Growth Fund.

The directors of Seligman Global Fund Series, Inc., of which each Fund is a separate series, unanimously approved the continuance of the Management Agreement with the Manager in respect of each Fund at a meeting held on November 15, 2006. In addition, in the case of each of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund (the “Subadvised Funds”), which are subadvised by Wellington Management Company, LLP (“Wellington” or “Subadviser”), the directors unanimously approved the continuance of the Subadvisory Agreement between the Manager and Wellington (including, in the case of Seligman Global Smaller Companies Fund, the Delegation Agreement between Wellington and Wellington Management International Ltd.).

Prior to approval of the continuances of the Management Agreement and Subadvisory Agreement, the directors requested and evaluated extensive materials from the Manager and the Subadviser. They reviewed the proposed continuances with the Manager, and where relevant, the Subadviser, and with experienced counsel who are independent of the Manager and the Subadviser, who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager and the Subadviser to the Funds gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s and Subadviser’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Funds and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage each Fund, and the Subadviser to subadvise each Subadvised Fund, and the overall arrangements between each Fund and the Manager as provided in the Management Agreement, and between the Manager and the Subadviser, as provided in the Subadvisory Agreement, including the management and subadvisory fees, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided
The directors considered the scope and quality of services provided by the Manager under the Management Agreement and by the Subadviser under the Subadvisory Agreement. The directors considered the quality of the investment research capabilities of the Manager and the Subadviser and the other resources it has dedicated to performing services for the Funds. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Manager and of the Subadviser. At prior meetings, the directors had also considered the Manager’s and the Subadviser’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of each Fund’s other service providers (including the Subadviser), also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each Fund under the Management Agreement and the Subadvisory Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Funds.

The directors also considered information provided by the Subadviser about certain regulatory matters affecting it and concluded that they retained confidence in the Subadviser’s integrity and ability to provide subadvisory services to the Subadvised Funds.

Costs of Services Provided and Profitability
The directors reviewed information concerning profitability of the Manager’s and Subadviser’s investment advisory and investment company activities and the Manager’s financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Funds. The directors reviewed with the Manager’s chief financial officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information,

Matters Relating to the Directors’ Consideration
of the Continuance of the Management Agreement
and Subadvisory Agreement

the directors considered the effect of fall-out benefits on the Manager’s and the Subadviser’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationship with each Fund before taxes and distribution expenses. In the case of the Subadviser, the directors reviewed a pro forma statement of partnership income itemizing revenues from each Subadvised Fund. The directors concluded that they were satisfied that the Manager’s and the Subadviser’s level of profitability from their relationships with the Funds was not excessive.

Fall-Out Benefits
The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. They reviewed a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a current list of firms providing third-party research and brokerage to the Manager. The directors recognized that the Subadviser also had benefited from soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Funds in respect of shares held in certain accounts, and that the Funds’ distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s and the Subadviser’s profitability would be somewhat lower without these benefits. The directors noted that the Manager and the Subadviser may each derive reputational and other benefits from their associations with the Funds. The directors concluded that the fall-out benefits realized by the Manager and the Subadviser from their relationships with each applicable Fund were appropriate.

Investment Results
In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Funds at each regular Board meeting during the year. The directors reviewed performance information for each Fund covering a wide range of periods, including the first nine months of 2006, the preceding six calendar years and annualized one-, three-, five- and ten- year rolling periods ending September 30, 2006. The directors also reviewed information about the portfolio turnover rates of each Fund compared to other investment companies with similar investment objectives.

Seligman Emerging Markets Fund. The directors reviewed information showing performance of the Seligman Emerging Market Fund compared to other funds in the Lipper Emerging Markets Funds Average, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”) and a group of competitor funds selected by the Manager. The Manager reminded the directors that the Subadviser had assumed portfolio management responsibilities in September 2003. The directors noted that the Fund’s results were consistently above its competitors’ average for all but one of the periods, but were slightly below the MSCI EM Index and Lipper average for the five-year and most recent periods. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time had been satisfactory.

Seligman Global Growth Fund. The directors reviewed information showing performance of the Seligman Global Growth Fund compared to other funds in the Lipper Global Large-Cap Growth Funds Average, the Lipper Global Funds Average, the Morgan Stanley Capital International World Index (the “MSCI World Index”), the MSCI World Growth Index and a group of competitor funds selected by the Manager. The Manager reminded the directors that the Subadviser had assumed portfolio management responsibilities in September 2003. The comparative information showed that the Fund’s results were below the benchmarks for the five-year period, but, while still lagging the benchmarks, had shown improvement against the MSCI World Index, MSCI World Growth Index and the Lipper average in the first nine months of 2006. The directors noted their concerns regarding the performance of the Fund with the Manager and a representative of the Subadviser at the meeting. The Manager noted that the Manager would also be raising performance issues directly with the Subadviser. The Manager stated that for periods prior to 2004 the Manager believed it was appropriate to consider the favorable historical results achieved by the Subadviser in the Fund’s asset class, which had been an important factor in selecting the Subadviser as the Fund’s Subadviser. The Manager noted that in 2004, the first full year in which the Subadviser had performed portfolio management services for the Fund, the Fund’s results had exceeded all of its benchmarks. The directors concluded that they continued to have confidence in the Subadviser’s ability to manage the Fund’s portfolio.

Seligman Global Smaller Companies Fund. The directors reviewed information showing performance of the Seligman Global Smaller Companies Fund compared to other funds in the S&P/Citigroup Broad Market Less Than US $2 Billion (“Citigroup BM”) Index, Lipper Global Small/Mid-Cap Core Funds Average, Lipper Global Small-Cap Fund Average and a group of competitor funds selected by the Manager. The Manager reminded the directors that the Subadviser had assumed portfolio management responsibilities for the Fund in September 2003. The directors noted the Fund’s results were below its benchmarks for the five-year period, but had shown improvement in the most recent periods, and had outperformed the Lipper averages in 2004 and 2005. For the first nine months of 2006, the Fund’s results were above the Citigroup BM Index and Lipper Global Small-Cap Funds Average, but trailed that of the Lipper Global Small/Mid-Cap Core Funds Average and competitor average. Taking into account these comparison and the other factors considered, the directors concluded that the Fund’s investment results since the Subadviser had assumed portfolio management responsibilities were satisfactory.

Seligman Global Technology Fund. The directors reviewed information showing performance of the Seligman Global Technology Fund compared to other funds in the Morgan Stanley Capital International (“MSCI”) World Information Technology Index (the “MSCI WIT Index”), the MSCI World Index, the Lipper Science & Technology Funds Average, the Lipper Global Funds Average and a group of competitor funds selected by the Manager. The directors noted that the Fund ranked above the Lipper median for the one-, three-, five-, and ten-year periods, and that its results were also above the MSCI WIT Index, Lipper Science & Technology Funds Average and competitor average for the five-year period, and the comparative information showed further improvement against all benchmarks in the recent periods. For the first nine months of 2006, the Fund’s results were above each benchmark, except for the MSCI World Index and Lipper Global Funds Average. Taking into account these comparisons and the other factors con-

Matters Relating to the Directors’ Consideration
of the Continuance of the Management Agreement
and Subadvisory Agreement

sidered, the directors concluded that the Fund’s investment results over time had been satisfactory.

Seligman International Growth Fund. The directors reviewed information showing performance of the Seligman International Growth Fund compared to other funds in the Morgan Stanley Capital International Europe, Asia and Far East Index (the “MSCI EAFE Index”), the MSCI EAFE Growth Index, the Lipper International Multi-Cap Growth Funds Average, the Lipper International Funds Average and a group of competitor funds selected by the Manager. The Manager reminded the directors that the Subadviser had assumed portfolio management responsibilities for the Fund in September 2003. The directors noted that the Fund’s results were below its benchmarks for the five-year period as well as for the first nine months of 2006, although it had a positive rate of return for those periods. The directors noted their concerns regarding the performance of the Fund with the Manager and a representative of the Subadviser at the meeting. The Manager noted that the Manager would also be raising performance issues directly with the Subadviser. The Manager further stated that for periods prior to 2004 the Manager believed it was appropriate to consider the favorable historical results achieved by the Subadviser in the Fund’s asset class, which had been an important factor in selecting the Subadviser as the Fund’s Subadviser. The Manager noted that in 2004, the first full year in which the Subadviser had performed portfolio management services for the Fund, the Fund’s results had exceeded all of its benchmarks. Taking into account these additional factors, the directors concluded that they continued to have confidence in the Subadviser’s ability to manage the Fund’s portfolio.

Management Fees and Other Expenses
The directors considered the management fee rate paid by the Funds to the Manager and the subadvisory fee rate paid by the Subadvised Funds to the Subadviser. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Manager and the Subadviser charge other clients with investment objectives similar to those of certain of the Funds. One such client, whose investment objective is similar to that of the Seligman Global Technology Fund, is an unregistered investment company whose shares are sold primarily outside the United States. The fee rate charged to that company, for which the Manager also serves as investment manager, is higher than the fee rate charged to the Seligman Global Technology Fund (with the exception of a class of securities of such company offered exclusively to institutional investors). In addition, the management fee rates paid by “clone” portfolios of the Seligman Global Technology Fund and Seligman International Growth Fund, respectively, which are sold exclusively to investment company separate accounts, are the same as the fee rates charged to such Funds.

The Manager also subadvises one account with investment objectives similar to that of the Seligman Global Technology Fund. The fee rate charged by the Manager is much lower than the rate paid by the Seligman Global Technology Fund. The Manager reviewed with the directors the significantly greater scope of the services it provides the Funds relative to such account. The directors acknowledged and understood these considerations and accordingly gave appropriate weight to the fee comparison.

The directors also reviewed data provided by the Subadviser comparing the subadvisory fee rates in the Subadvisory Agreement with the rates the Subadviser earned from subadvisory relationships with other registered investment companies with similar investment objectives to the Subadvised Funds. The directors noted that the subadvisory fee rates generally fell within the range paid by the other clients. The Subadviser informed the directors that it did not have any subadvisory relationships with funds similar to Seligman Emerging Markets Fund.

The directors also considered the total expense ratio of each Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Funds, the directors noted that the Funds have elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Funds and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service. The Manager stated that certain of the Funds with a large number of relatively small shareholder accounts or with a relatively high volume of purchase and redemption activity tend to have higher expense ratios. The Manager further explained that this resulted in part from fixed annual per-account fees (irrespective of account size), charged either by SDC or by third-party administrators for retirement plans, and in part from fixed charges for each purchase or redemption of a Fund’s shares (irrespective of transaction size).

The Manager also stated that, for some Funds, custody expenses were a significant component of the total expense ratio. The Manager explained that custodians charge a fixed fee per securities transaction processed, irrespective of the size of the transaction. For small Funds, and for Funds with high portfolio turnover rates, the per-transaction fee represents a larger percentage of net assets than for larger or less active funds. The Manager added that, in the cases of the Funds, custodial fees (including the fees of foreign subcustodians) were significantly higher than those of funds that invest primarily in U.S. securities.

Seligman Emerging Markets Fund. The directors compared Seligman Emerging Markets Fund’s management fee rate to a subset of funds in the Lipper Emerging Markets Funds Average category having net assets in a range that more closely corresponded to the net assets of the Fund (the “peer group”). The information showed that the Fund’s current effective management fee rate was somewhat higher than the average and slightly higher than the median for its peer group. The directors noted that the Fund’s fee rate schedule includes a breakpoint although, at the Fund’s current asset levels, it was unlikely to benefit from it in the next year.

The directors also noted that the Fund’s expense ratio was materially higher than the median and the average for the peer group. The Manager noted that the costs associated with managing emerging markets funds generally were significantly higher than for other types of funds for a variety of reasons, including increased custody costs. The Manager explained that the Fund’s high expense ratio relative to its peer group was attributable to the Fund’s small size, its large number of small shareholder accounts, and a relatively high volume of purchase and redemption activity. The directors also noted that, effective March 2005, the Manager had undertaken to reimburse cer-

Matters Relating to the Directors’ Consideration
of the Continuance of the Management Agreement
and Subadvisory Agreement

tain of the Fund’s expenses to the extent such expenses exceed a specified level, but that the effect of this undertaking was not reflected in the expense ratio information they reviewed. The directors concluded that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Seligman Global Growth Fund. The directors compared Seligman Global Growth Fund’s management fee rate to the funds in the Lipper Global Funds Large-Cap Growth Funds Average category (the “peer group”). The information showed that the Fund’s current effective management fee rate was somewhat higher than the average and the median for the peer group, and was near the upper end of the range of fee rates for the peer group. The directors noted that the Fund’s fee rate schedule includes a breakpoint although, at the Fund’s current asset levels, it was likely only a small portion of the net assets of the Fund, if any, would be likely to benefit from it in the next year.

The directors also noted that the Fund’s expense ratio was materially higher than the median and the average for the peer group. The Manager explained that the Fund’s high expense ratio was in part attributable to the Fund’s small size and that the Fund’s large number of small shareholder accounts, relatively high custody costs and a relatively high volume of purchase and redemption activity also contributed to the higher expense ratio. The directors noted that, effective November 2004 the Manager had undertaken to reimburse certain of the Fund’s expenses to the extent they exceed a specified percentage of average daily net assets, and that the effect of this undertaking was reflected in the expense ratio information they reviewed. The directors were satisfied that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Seligman Global Smaller Companies Fund. The directors compared Seligman Global Smaller Companies Fund’s management fee rate to the funds in the Lipper Global Small/Mid-Cap Core Funds category (the “peer group”). The information showed that the Fund’s current effective management fee rate was considerably higher than the average for the peer group and somewhat higher than the median for the peer group, although the peer group contained only two other funds. The directors noted that the Fund’s fee rate schedule includes a breakpoint although, at the Fund’s current asset levels, only a small portion of the net assets of the Fund, if any, would be likely to benefit from it in the next year.

The directors also noted that the Fund’s expense ratio was the highest in the peer group and materially higher than the median and the average, although the peer group contained only two other funds. The Manager explained that the Fund’s large number of small shareholders and relatively high volume of purchase and redemption activity contributed to the higher expense ratio. The directors were satisfied that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Seligman Global Technology Fund. The directors compared Seligman Global Technology Fund’s management fee rate to the funds in the Lipper Science & Technology Funds category (the “peer group”). The information showed that the Fund’s current effective management fee rate was higher than the average and the median for the funds in the peer group, but noted that the majority of the funds in the peer group did not invest globally. The directors noted that the Fund’s fee rate schedule includes breakpoints although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year.

The directors also noted that the Fund’s expense ratio was somewhat higher than the median and the average for the peer group, due primarily to its higher than average management fee. The directors were satisfied that the Fund’s expense ratio was acceptable.

Seligman International Growth Fund. The directors compared Seligman International Growth Fund’s management fee rate to the funds in the Lipper International Multi-Cap Growth Fund category (the “peer group”). The information showed that the Fund’s current effective management fee rate was somewhat higher than the average and the median for the peer group. The directors noted that the Fund’s fee rate reflected the effect of a breakpoint in the fee schedule.

The directors also noted that the Fund’s expense ratio was materially higher than the median and the average for the peer group. The Manager noted that the costs associated with managing international funds generally were higher than for other types of funds for a variety of reasons, including increased custody costs. The Manager explained that the Fund’s high expense ratio relative to its peer group was attributable to the Fund’s small size, its large number of small shareholder accounts and relatively high volume of purchase and redemption activity. The directors noted that the Manager had undertaken to reimburse certain of the Fund’s expenses to the extent they exceed a specified level, and that the effect of this undertaking was reflected in the expense ratio information they reviewed. The directors were satisfied that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Economies of Scale
The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that each Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Board of Directors

John R. Galvin 1, 3	Leroy C. Richie 1, 3
• Dean Emeritus, Fletcher School of Law and Diplomacy at	• Counsel, Lewis & Munday, P.C.
Tufts University	• Director, Vibration Control Technologies, LLC
• Chairman Emeritus, American Council on Germany	• Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
• Director and Chairman, Highland Park Michigan Economic
John F. Maher 1, 3	Development Corp.
• Retired President and Chief Executive Officer, Great Western	• Chairman, Detroit Public Schools Foundation
Financial Corporation and its principal subsidiary, Great
Western Bank	Robert L. Shafer 2, 3
• Ambassador and Permanent Observer of the Sovereign Military
Frank A. McPherson 2, 3	Order of Malta to the United Nations
• Retired Chairman of the Board and Chief Executive Officer,
Kerr-McGee Corporation	James N. Whitson 1, 3
• Director, DCP Midstream GP, LLP, Integris Health, Oklahoma	• Retired Executive Vice President and Chief Operating Officer,
Medical Research Foundation, Oklahoma Foundation for	Sammons Enterprises, Inc.
Excellence in Education, National Cowboy and Western Heritage	• Director, CommScope, Inc.
Museum, and Oklahoma City Museum of Art
Brian T. Zino
Betsy S. Michel 2, 3	• Director and President, J. & W. Seligman & Co. Incorporated
• Attorney	• Chairman, Seligman Data Corp.
• Trustee, The Geraldine R. Dodge Foundation	• Director, Seligman Advisors, Inc., and Seligman Services, Inc.

William C. Morris	Member: 1 Audit Committee
• Chairman and Director, J. & W. Seligman & Co. Incorporated,	2 Director Nominating Committee
Seligman Advisors, Inc., Seligman Services, Inc., and Carbo	3 Board Operations Committee
Ceramics Inc.
• Director, Seligman Data Corp.
• President and Chief Executive Officer, The Metropolitan Opera
Association

Executive Officers

William C. Morris	Thomas G. Rose
Chairman	Vice President

Brian T. Zino	Lawrence P. Vogel
President and Chief Executive Officer	Vice President and Treasurer

Eleanor T.M. Hoagland	Frank J. Nasta
Vice President and Chief Compliance Officer	Secretary

Richard M. Parower
Vice President

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by each Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Series’ Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Series to determine how to vote proxies relating to portfolio securities as well as information regarding how the Series voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ended June 30 will be available by no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of each Fund of Seligman Global Fund Series, Inc., which contains information about the sales charges, expenses and additional risk factors. Please read the prospectus carefully before investing or sending money.

1 These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Series’ prospectuses or statement of additional information.

Go paperless — sign up for E-Delivery at www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of each Fund of Seligman Global Fund Series, Inc. which contains information about the investment objectives, risks, charges, and expenses of the Funds, each of which should be considered carefully before investing or sending money.

EQSGFS3 4/07

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Not applicable.

	(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN GLOBAL FUND SERIES, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: June 29, 2007

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: June 29, 2007

SELIGMAN GLOBAL FUND SERIES, INC.

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.